LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Policyowners:

I am pleased to present the December 31, 2005 Annual Report for your New York Life Insurance and Annuity Corporation variable annuity and/or variable universal life policy.

This report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the Investment Divisions available under your policy. In addition, some of the portfolio managers provide a discussion of portfolio performance. Policyowners of NYLIAC Facilitator(R) Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance Policies (VLI) should refer to page 18 for their respective financial statements.

I hope you will take some time to review this information and evaluate the plans you have in place. I also encourage you to get in touch with your Registered Representative. He or she is a trained professional who can help you devise a strategy to meet your financial objectives.

Although no one knows for certain what the future may bring, I want to assure you of our commitment to helping you plan for your financial goals. We appreciate the trust you have placed with our company, and we will continue to evaluate our products and services in order to keep them responsive to your financial needs and the changing times.

Sincerely,

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

February 2006

                       This page intentionally left blank

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the Mainstay VP
    Series Fund, Inc., at net asset
    value...............................  $ 42,574,312   $107,179,479   $ 13,202,171   $ 30,832,407   $  1,370,984   $  2,710,306
  Dividends due and accrued.............            --             --             --             --          7,523         14,967
    Net receivable (payable) to New York
      Life Insurance and Annuity
      Corporation.......................       (83,274)       (62,574)       (21,234)         2,059        (11,810)           114

LIABILITIES
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       129,101        326,608         41,304         96,196          4,343          8,264
    Administrative charges..............            --        130,643             --         38,478             --          3,306
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Total net assets................  $ 42,361,937   $106,659,654   $ 13,139,633   $ 30,699,792   $  1,362,354   $  2,713,817
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 42,361,937   $106,659,654   $ 13,139,633   $ 30,699,792   $  1,362,354   $  2,713,817
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      68.87   $      61.69   $      44.07   $      39.48   $      23.31   $      20.88
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 47,683,348   $110,502,880   $ 13,100,669   $ 30,650,407   $  1,371,010   $  2,710,332
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

                                                 COMMON STOCK                 BOND INVESTMENT                MONEY MARKET
                                             INVESTMENT DIVISIONS                DIVISIONS               INVESTMENT DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    417,973   $  1,052,530   $    427,315   $    995,861   $     42,577   $     76,563
  Mortality and expense risk charges....      (530,125)    (1,335,717)      (172,372)      (398,322)       (18,696)       (32,888)
  Administrative charges................            --       (534,287)            --       (159,329)            --        (13,155)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (112,152)      (817,474)       254,943        438,210         23,881         30,520
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     5,747,676     13,200,357      1,866,996      3,457,979        481,180        967,600
  Cost of investments sold..............    (5,492,980)   (11,948,509)    (1,847,920)    (3,455,311)      (481,190)      (967,620)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................       254,696      1,251,848         19,076          2,668            (10)           (20)
  Realized gain distribution received...       501,799      1,263,618             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     1,931,769      4,252,340       (151,237)      (309,917)            39             81
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     2,688,264      6,767,806       (132,161)      (307,249)            29             61
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  2,576,112   $  5,950,332   $    122,782   $    130,961   $     23,910   $     30,581
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2005
and December 31, 2004

                                                                                        COMMON STOCK
                                                                                    INVESTMENT DIVISIONS
                                                              ----------------------------------------------------------------
                                                                     SINGLE PREMIUM                    FLEXIBLE PREMIUM
                                                                        POLICIES                           POLICIES
                                                              ----------------------------      ------------------------------
                                                                 2005             2004              2005              2004
                                                              ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)..........................    $  (112,152)     $    50,521      $   (817,474)     $   (396,276)
    Net realized gain (loss) on investments...............        254,696         (244,473)        1,251,848         1,111,951
    Realized gain distribution received...................        501,799               --         1,263,618                --
    Change in unrealized appreciation (depreciation) on
      investments.........................................      1,931,769        4,161,595         4,252,340         8,572,030
                                                              -----------      -----------      ------------      ------------
      Net increase (decrease) in net assets resulting from
        operations........................................      2,576,112        3,967,643         5,950,332         9,287,705
                                                              -----------      -----------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals...........................................        260,084          175,763         1,762,020         1,727,871
    Policyowners' surrenders..............................     (4,691,753)      (4,758,136)      (10,116,002)       (9,956,867)
    Policyowners' annuity and death benefits, net of
      reversals...........................................       (166,876)        (368,748)         (483,188)         (558,196)
    Net transfers from (to) Fixed Account.................       (353,048)        (365,276)       (1,738,432)       (1,087,051)
    Transfers between Investment Divisions................         75,089         (198,522)         (158,701)          232,651
                                                              -----------      -----------      ------------      ------------
      Net contributions and (withdrawals).................     (4,876,504)      (5,514,919)      (10,734,303)       (9,641,592)
                                                              -----------      -----------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account.............................          2,713           (6,854)            9,074           (23,378)
                                                              -----------      -----------      ------------      ------------
        Increase (decrease) in net assets.................     (2,297,679)      (1,554,130)       (4,774,897)         (377,265)
NET ASSETS:
    Beginning of year.....................................     44,659,616       46,213,746       111,434,551       111,811,816
                                                              -----------      -----------      ------------      ------------
    End of year...........................................    $42,361,937      $44,659,616      $106,659,654      $111,434,551
                                                              ===========      ===========      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

                       BOND INVESTMENT                                        MONEY MARKET
                          DIVISIONS                                       INVESTMENT DIVISIONS
    -----------------------------------------------------   -------------------------------------------------
         SINGLE PREMIUM             FLEXIBLE PREMIUM            SINGLE PREMIUM           FLEXIBLE PREMIUM
            POLICIES                    POLICIES                   POLICIES                  POLICIES
    -------------------------   -------------------------   -----------------------   -----------------------
       2005          2004          2005          2004          2005         2004         2005         2004
    ---------------------------------------------------------------------------------------------------------
    $   254,943   $   335,853   $   438,210   $   583,868   $   23,881   $   (7,808)  $   30,520   $  (30,396)
         19,076        48,596         2,668       502,327          (10)          (4)         (20)           1
             --       157,214            --       357,175           --           --           --           --
       (151,237)     (127,339)     (309,917)     (676,281)          39          (41)          81          (82)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
        122,782       414,324       130,961       767,089       23,910       (7,853)      30,581      (30,477)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
        108,671       130,904       579,140       621,316      111,131       12,575      605,486      370,827
     (1,423,154)   (1,384,203)   (2,447,331)   (3,017,246)    (322,601)    (414,524)    (664,427)    (805,218)
        (27,679)      (86,048)     (235,965)      (89,188)          28       (3,995)      (5,908)      (4,553)
       (208,089)     (332,931)     (530,889)     (962,448)     (46,707)     (47,344)    (275,233)    (354,369)
        (41,949)       46,825        12,728      (251,984)     (32,898)     151,568      146,184       20,841
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,592,200)   (1,625,453)   (2,622,317)   (3,699,550)    (291,047)    (301,720)    (193,898)    (772,472)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
           (591)       (1,637)       (1,890)       (5,278)        (106)         (37)        (260)         (91)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,470,009)   (1,212,766)   (2,493,246)   (2,937,739)    (267,243)    (309,610)    (163,577)    (803,040)
     14,609,642    15,822,408    33,193,038    36,130,777    1,629,597    1,939,207    2,877,394    3,680,434
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
    $13,139,633   $14,609,642   $30,699,792   $33,193,038   $1,362,354   $1,629,597   $2,713,817   $2,877,394
    ===========   ===========   ===========   ===========   ==========   ==========   ==========   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the Mainstay VP Series
    Fund, Inc., at net asset value......  $ 56,607,646   $ 11,856,751   $ 21,629,733   $  3,396,608   $  1,457,915   $    278,636
  Dividends due and accrued.............            --             --             --             --          8,093          1,536
  Net receivable (payable) to New York
    Life Insurance and Annuity
    Corporation.........................          (750)         1,076           (500)            (7)            --             --

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       172,068         35,882         68,241         10,634          4,743          1,091
    Administrative charges..............            --         14,352             --          4,253             --            437
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 56,434,828   $ 11,807,593   $ 21,560,992   $  3,381,714   $  1,461,265   $    278,644
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 56,434,828   $ 11,807,593   $ 21,560,992   $  3,381,714   $  1,461,265   $    278,644
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      68.87   $      61.69   $      44.23   $      39.54   $      23.31   $      20.88
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 63,058,895   $ 12,429,605   $ 21,447,413   $  3,397,723   $  1,457,950   $    278,630
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    556,015   $    116,401   $    699,589   $    109,664   $     46,653   $      9,914
  Mortality and expense risk charges....      (700,680)      (146,765)      (285,600)       (43,951)       (20,438)        (4,385)
  Administrative charges................            --        (58,706)            --        (17,580)            --         (1,754)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (144,665)       (89,070)       413,989         48,133         26,215          3,775
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     6,601,509      1,901,795      3,523,043        395,262        413,830        594,376
  Cost of investments sold..............    (6,312,129)    (1,808,099)    (3,457,801)      (383,750)      (413,839)      (594,381)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................       289,380         93,696         65,242         11,512             (9)            (5)
  Realized gain distribution received...       667,526        139,746             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     2,592,889        506,011       (273,454)       (45,557)            40             11
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     3,549,795        739,453       (208,212)       (34,045)            31              6
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations......................  $  3,405,130   $    650,383   $    205,777   $     14,088   $     26,246   $      3,781
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2005
and December 31, 2004

                                                                                         COMMON STOCK
                                                                                     INVESTMENT DIVISIONS
                                                                --------------------------------------------------------------
                                                                       SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                          POLICIES                          POLICIES
                                                                ----------------------------      ----------------------------
                                                                   2005             2004             2005             2004
                                                                --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................    $  (144,665)     $    71,452      $   (89,070)     $   (40,593)
    Net realized gain (loss) on investments.................        289,380         (211,252)          93,696          (17,018)
    Realized gain distribution received.....................        667,526               --          139,746               --
    Change in unrealized appreciation (depreciation) on
      investments...........................................      2,592,889        5,346,535          506,011        1,047,424
                                                                -----------      -----------      -----------      -----------
      Net increase (decrease) in net assets resulting from
        operations..........................................      3,405,130        5,206,735          650,383          989,813
                                                                -----------      -----------      -----------      -----------
  Contributions and (withdrawals):
    Payments received from policyowners, net of reversals...         44,635          178,207          123,488          135,117
    Policyowners' surrenders................................     (4,358,922)      (4,210,403)        (781,159)        (831,876)
    Policyowners' annuity and death benefits, net of
      reversals.............................................       (872,082)      (1,435,536)        (180,701)         (50,189)
    Net transfers from (to) Fixed Account...................       (582,612)         248,627         (164,758)        (128,733)
    Transfers between Investment Divisions..................        134,400           53,496           12,775           43,565
                                                                -----------      -----------      -----------      -----------
      Net contributions and (withdrawals)...................     (5,634,581)      (5,165,609)        (990,355)        (832,116)
                                                                -----------      -----------      -----------      -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account..................................          3,527           (8,823)           1,003           (2,536)
                                                                -----------      -----------      -----------      -----------
        Increase (decrease) in net assets...................     (2,225,924)          32,303         (338,969)         155,161
NET ASSETS:
  Beginning of year.........................................     58,660,752       58,628,449       12,146,562       11,991,401
                                                                -----------      -----------      -----------      -----------
  End of year...............................................    $56,434,828      $58,660,752      $11,807,593      $12,146,562
                                                                ===========      ===========      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

                      BOND INVESTMENT                                     MONEY MARKET
                         DIVISIONS                                    INVESTMENT DIVISIONS
    ---------------------------------------------------   ---------------------------------------------
         SINGLE PREMIUM            FLEXIBLE PREMIUM           SINGLE PREMIUM         FLEXIBLE PREMIUM
            POLICIES                   POLICIES                  POLICIES                POLICIES
    -------------------------   -----------------------   -----------------------   -------------------
       2005          2004          2005         2004         2005         2004        2005       2004
    ---------------------------------------------------------------------------------------------------
    $   413,989   $   543,946   $   48,133   $   65,735   $   26,215   $   (8,629)  $ 3,775    $ (3,791)
         65,242       104,577       11,512        3,177           (9)          (5)       (5)        (16)
             --       260,365           --       39,134           --           --        --          --
       (273,454)     (217,105)     (45,557)     (24,739)          40          (50)       11          14
    -----------   -----------   ----------   ----------   ----------   ----------   --------   --------
        205,777       691,783       14,088       83,307       26,246       (8,684)    3,781      (3,793)
    -----------   -----------   ----------   ----------   ----------   ----------   --------   --------
        124,499        63,519       36,971       53,063           --       54,599     5,059       5,259
     (1,708,541)   (2,741,588)    (197,801)    (190,219)    (200,237)    (397,014)  (16,065)    (25,297)
       (916,236)     (621,857)     (73,110)     (42,971)     (50,404)     (72,541)   (1,749)       (324)
       (310,459)     (857,524)     (35,775)     (64,000)     (62,376)    (243,044)   (1,059)    (11,906)
        (67,439)     (159,192)        (762)     (17,204)     (66,971)     104,270   (12,012)    (26,181)
    -----------   -----------   ----------   ----------   ----------   ----------   --------   --------
     (2,878,176)   (4,316,642)    (270,477)    (261,331)    (379,988)    (553,730)  (25,826)    (58,449)
    -----------   -----------   ----------   ----------   ----------   ----------   --------   --------
           (980)       (2,793)        (206)        (565)        (116)         (40)      (36)        (11)
    -----------   -----------   ----------   ----------   ----------   ----------   --------   --------
     (2,673,379)   (3,627,652)    (256,595)    (178,589)    (353,858)    (562,454)  (22,081)    (62,253)
     24,234,371    27,862,023    3,638,309    3,816,898    1,815,123    2,377,577   300,725     362,978
    -----------   -----------   ----------   ----------   ----------   ----------   --------   --------
    $21,560,992   $24,234,371   $3,381,714   $3,638,309   $1,461,265   $1,815,123   $278,644   $300,725
    ===========   ===========   ==========   ==========   ==========   ==========   ========   ========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class (formerly known as, "MainStay VP Growth Equity Portfolio--Initial Class"), the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

    Beginning in 2005, the amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of 2005. These amounts held as cash by NYLIAC, will be deposited into the investment divisions in accordance with the policyowners' instructions, on the first business day of 2006.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's)
--------------------------------------------------------------------------------
At December 31, 2005, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                     BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS         INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             -----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE        SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM        PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES       POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    1,969          4,958         1,003         2,343         1,371          2,710
Identified cost............................  $47,683       $110,503       $13,101       $30,650       $ 1,371       $  2,710
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    2,618            548         1,643           258         1,458            279
Identified cost............................  $63,059       $ 12,430       $21,447       $ 3,398       $ 1,458       $    279

Transactions in MainStay VP Series Fund, Inc. shares for the period ended December 31, 2005 were as follows:

                                                  COMMON STOCK                     BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS         INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             -----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE        SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM        PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES       POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $ 1,336       $  2,956       $   545       $ 1,256       $   217       $    794
Proceeds from sales........................    5,748         13,200         1,867         3,458           481            968
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,482       $    959       $ 1,049       $   171       $    51       $    572
Proceeds from sales........................    6,602          1,902         3,523           395           414            594

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units for the year ended December 31, 2006 and the year ended December 31, 2004, were as follows:

                                                                   COMMON STOCK INVESTMENT DIVISIONS
                                                                ----------------------------------------
                                                                 SINGLE PREMIUM        FLEXIBLE PREMIUM
                                                                    POLICIES               POLICIES
                                                                ----------------       -----------------
                                                                2005        2004       2005         2004
                                                                ----------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued................................................       5          2         30            35
Units redeemed..............................................     (79)       (94)       (211)        (214)
                                                                -----       ----       ----         ----
    Net increase (decrease).................................     (74)       (92)       (181)        (179)
                                                                =====       ====       ====         ====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued................................................       2          8          2             2
Units redeemed..............................................     (89)       (94)       (19)          (18)
                                                                -----       ----       ----         ----
    Net increase (decrease).................................     (87)       (86)       (17)          (16)
                                                                =====       ====       ====         ====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

         BOND INVESTMENT DIVISIONS         MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------   -----------------------------------
    SINGLE PREMIUM    FLEXIBLE PREMIUM    SINGLE PREMIUM    FLEXIBLE PREMIUM
       POLICIES           POLICIES           POLICIES           POLICIES
    ---------------   -----------------   ---------------   -----------------
     2005     2004     2005      2004      2005     2004     2005      2004
    -------------------------------------------------------------------------
        2        5       15        16         5        7        36        18
      (38)     (42)     (81)     (112)      (17)     (20)      (45)      (56)
    ------   ------   -------   -------   ------   ------   -------   -------
      (36)     (37)     (66)      (96)      (12)     (13)       (9)      (38)
    ======   ======   =======   =======   ======   ======   =======   =======
        3        2        1         1        --        7        --        --
      (69)    (102)      (7)       (8)      (16)     (31)       (2)       (2)
    ------   ------   -------   -------   ------   ------   -------   -------
      (66)    (100)      (6)       (7)      (16)     (24)       (2)       (2)
    ======   ======   =======   =======   ======   ======   =======   =======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2005, 2004, 2003, 2002, and 2001.

                                                                             SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS                               ------------------------------------------------------
                                                                  2005       2004       2003        2002        2001
                                                                ------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $ 42,362    $44,660    $46,214    $ 41,980    $ 67,782
Units Outstanding...........................................         616        690        782         886       1,070
Variable Accumulation Unit Value............................    $  68.87    $ 64.76    $ 59.13    $  47.38    $  63.34
Total Return................................................        6.3%       9.5%      24.8%      (25.2%)     (18.1%)
Investment Income Ratio.....................................        1.0%       1.4%       1.0%        0.8%        0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 56,435    $58,661    $58,628    $ 52,099    $ 83,882
Units Outstanding...........................................         819        906        992       1,100       1,324
Variable Accumulation Unit Value............................    $  68.87    $ 64.76    $ 59.13    $  47.38    $  63.34
Total Return................................................        6.3%       9.5%      24.8%      (25.2%)     (18.1%)
Investment Income Ratio.....................................        1.0%       1.4%       1.0%        0.8%        0.6%

                                                                             FLEXIBLE PREMIUM POLICIES (B)
                                                                --------------------------------------------------------
                                                                  2005        2004        2003        2002        2001
                                                                --------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $106,660    $111,435    $111,812    $ 97,039    $144,797
Units Outstanding...........................................       1,730       1,911       2,090       2,252       2,502
Variable Accumulation Unit Value............................    $  61.69    $  58.30    $  53.50    $  43.08    $  57.88
Total Return................................................        5.8%        9.0%       24.2%      (25.6%)     (18.5%)
Investment Income Ratio.....................................        1.0%        1.4%        1.1%        0.9%        0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 11,808    $ 12,147    $ 11,991    $ 10,311    $ 14,842
Units Outstanding...........................................         191         208         224         239         256
Variable Accumulation Unit Value............................    $  61.69    $  58.30    $  53.50    $  43.08    $  57.88
Total Return................................................        5.8%        9.0%       24.2%      (25.6%)     (18.5%)
Investment Income Ratio.....................................        1.0%        1.4%        1.0%        0.9%        0.7%

Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                            SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS                                       ---------------------------------------------------
                                                                 2005       2004       2003       2002       2001
                                                                ---------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $13,140    $14,610    $15,822    $17,277    $18,196
Units Outstanding...........................................        299        335        372        420        478
Variable Accumulation Unit Value............................    $ 44.07    $ 43.67    $ 42.48    $ 41.15    $ 38.06
Total Return................................................        .9%       2.8%       3.2%       8.1%       7.9%
Investment Income Ratio.....................................       3.1%       3.5%       3.9%       4.2%       4.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $21,561    $24,234    $27,862    $30,073    $30,677
Units Outstanding...........................................        487        553        653        728        803
Variable Accumulation Unit Value............................    $ 44.23    $ 43.83    $ 42.64    $ 41.31    $ 38.20
Total Return................................................        .9%       2.8%       3.2%       8.1%       7.9%
Investment Income Ratio.....................................       3.1%       3.4%       3.9%       4.3%       4.6%

                                                                           FLEXIBLE PREMIUM POLICIES (B)
                                                                ---------------------------------------------------
                                                                 2005       2004       2003       2002       2001
                                                                ---------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $30,700    $33,193    $36,131    $37,638    $37,628
Units Outstanding...........................................        778        844        940      1,006      1,082
Variable Accumulation Unit Value............................    $ 39.48    $ 39.31    $ 38.43    $ 37.42    $ 34.78
Total Return................................................        .4%       2.3%       2.7%       7.6%       7.4%
Investment Income Ratio.....................................       3.1%       3.4%       4.0%       4.3%       4.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 3,382    $ 3,638    $ 3,817    $ 3,961    $ 4,013
Units Outstanding...........................................         86         92         99        106        115
Variable Accumulation Unit Value............................    $ 39.54    $ 39.37    $ 38.49    $ 37.48    $ 34.84
Total Return................................................        .4%       2.3%       2.7%       7.6%       7.4%
Investment Income Ratio.....................................       3.1%       3.5%       4.0%       4.3%       4.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS                               ----------------------------------------------
                                                                 2005      2004      2003      2002      2001
                                                                ----------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $1,362    $1,630    $1,939    $2,288    $2,755
Units Outstanding...........................................        59        71        84        99       119
Variable Accumulation Unit Value............................    $23.31    $22.92    $23.02    $23.15    $23.13
Total Return................................................      1.7%     (0.4%)    (0.6%)     0.1%      2.5%
Investment Income Ratio.....................................      2.8%      0.8%      0.7%      1.4%      3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $1,461    $1,815    $2,378    $3,119    $4,149
Units Outstanding...........................................        63        79       103       135       179
Variable Accumulation Unit Value............................    $23.31    $22.92    $23.02    $23.15    $23.13
Total Return................................................      1.7%     (0.4%)    (0.6%)     0.1%      2.5%
Investment Income Ratio.....................................      2.9%      0.8%      0.7%      1.4%      3.8%

                                                                        FLEXIBLE PREMIUM POLICIES (B)
                                                                ----------------------------------------------
                                                                 2005      2004      2003      2002      2001
                                                                ----------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $2,714    $2,877    $3,680    $4,127    $4,419
Units Outstanding...........................................       130       139       177       196       209
Variable Accumulation Unit Value............................    $20.88    $20.64    $20.83    $21.06    $21.14
Total Return................................................      1.2%     (0.9%)    (1.1%)    (0.4%)     2.0%
Investment Income Ratio.....................................      2.9%      0.8%      0.7%      1.4%      3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $  279    $  301    $  363    $  593    $  488
Units Outstanding...........................................        13        15        17        28        23
Variable Accumulation Unit Value............................    $20.88    $20.64    $20.83    $21.06    $21.14
Total Return................................................      1.2%     (0.9%)    (1.1%)    (0.4%)     2.0%
Investment Income Ratio.....................................      2.8%      0.8%      0.7%      1.3%      3.8%

Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Separate Account I and II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting each of the New York Life Insurance and Annuity Corporation MFA Separate Account-I and the New York Life Insurance and Annuity Corporation MFA Separate Account-II) as of December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2005 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2006

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in the MainStay VP Series Fund, Inc., at net
    asset value.............................................  $29,552,046     $ 9,782,235     $ 1,650,225
    Dividends due and accrued...............................           --              --           9,084
    Net receivable (payable) to New York Life Insurance and
      Annuity Corporation...................................       (3,602)           (238)            (74)
                                                              ------------    ------------    ------------

LIABILITIES
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......      (25,144)         (8,551)         (1,466)
                                                              ------------    ------------    ------------
      Total net assets......................................  $29,523,300     $ 9,773,446     $ 1,657,769
                                                              ============    ============    ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................  $29,523,300     $ 9,773,446     $ 1,657,769
                                                              ============    ============    ============
Identified Cost of Investment...............................  $29,381,007     $ 9,798,244     $ 1,650,232
                                                              ============    ============    ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $   290,235     $   315,835     $    47,816
  Mortality and expense risk charges........................     (100,759)        (34,774)         (5,741)
                                                              ------------    ------------    ------------
      Net investment income (loss)..........................      189,476         281,061          42,075
                                                              ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    2,320,047         782,111          80,978
  Cost of investments sold..................................   (1,809,015)       (710,883)        (80,979)
                                                              ------------    ------------    ------------
      Net realized gain (loss) on investments...............      511,032          71,228              (1)
  Realized gain distribution received.......................      348,443              --              --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      994,557        (171,968)             38
                                                              ------------    ------------    ------------
      Net gain (loss) on investments........................    1,854,032        (100,740)             37
                                                              ------------    ------------    ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $ 2,043,508     $   180,321     $    42,112
                                                              ============    ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2005
and December 31, 2004

                                                     COMMON STOCK                    BOND                    MONEY MARKET
                                                      INVESTMENT                  INVESTMENT                  INVESTMENT
                                                       DIVISION                    DIVISION                    DIVISION
                                               -------------------------   -------------------------   ------------------------
                                                  2005          2004          2005          2004          2005          2004
                                               --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).............  $   189,476   $   293,617   $   281,061   $   325,531   $    42,075   $    8,224
    Net realized gain (loss) on
      investments............................      511,032       441,173        71,228        26,536            (1)           1
    Realized gain distribution received......      348,443            --            --       108,539            --           --
    Change in unrealized appreciation
      (depreciation) on investments..........      994,557     2,077,630      (171,968)      (89,831)           38          (45)
                                               -----------   -----------   -----------   -----------   -----------   ----------
      Net increase (decrease) in net assets
        resulting from operations............    2,043,508     2,812,420       180,321       370,775        42,112        8,180
                                               -----------   -----------   -----------   -----------   -----------   ----------
  Contributions and (withdrawals):
    Payments received from policyowners......    1,342,493     1,363,748       560,226       560,825       103,071      105,674
    Cost of insurance........................     (815,515)     (820,057)     (306,228)     (323,558)      (49,445)     (49,397)
    Policyowners surrenders..................   (2,157,633)   (2,006,979)     (830,271)     (745,639)      (53,484)    (166,700)
    (Withdrawals) due to policy loans........       97,998       276,042        36,562       112,498         8,963       76,402
    Policyowners' death benefits.............     (220,552)     (206,071)      (21,418)      (77,281)      (24,225)     (32,576)
    Transfers between Investment Divisions...      (26,836)       20,033        27,298        (7,471)           50      (12,721)
                                               -----------   -----------   -----------   -----------   -----------   ----------
      Net contributions and (withdrawals)....   (1,780,045)   (1,373,284)     (533,831)     (480,626)      (15,070)     (79,318)
                                               -----------   -----------   -----------   -----------   -----------   ----------
    Increase (decrease) attributable to New
      York Life Insurance and Annuity
      Corporation charges retained by the
      Separate Account.......................          452        (1,191)         (117)         (311)          (33)          (9)
                                               -----------   -----------   -----------   -----------   -----------   ----------
        Increase (decrease) in net assets....      263,915     1,437,945      (353,627)     (110,162)       27,009      (71,147)
NET ASSETS:
    Beginning of period......................   29,259,385    27,821,440    10,127,073    10,237,235     1,630,760    1,701,907
                                               -----------   -----------   -----------   -----------   -----------   ----------
    End of period............................  $29,523,300   $29,259,385   $ 9,773,446   $10,127,073   $ 1,657,769   $1,630,760
                                               ===========   ===========   ===========   ===========   ===========   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

    The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class (formerly known as, "MainStay VP Growth Equity Portfolio--Initial Class"), the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

    No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 5 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 5, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

    Beginning in 2005, the amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of 2005. These amounts held as cash by NYLIAC, will be deposited into the investment divisions in accordance with the policyowners' instructions, on the first business day of 2006.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                            VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's)
--------------------------------------------------------------------------------
At December 31, 2005, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                        COMMON STOCK               BOND               MONEY MARKET
                                                     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                     -----------------------------------------------------------------
Number of shares.................................            1,381                    736                  1,641
Identified cost..................................          $29,381                $ 9,798                $ 1,650

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2005 were as follows:

                                                        COMMON STOCK               BOND               MONEY MARKET
                                                     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                     -----------------------------------------------------------------
Purchases........................................          $ 1,082                $   529                $    99
Proceeds from sales..............................            2,320                    782                     81

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

    NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

    NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2005, 2004, 2003, 2002, and 2001:

COMMON STOCK INVESTMENT DIVISION
                                                             2005      2004          2003          2002          2001
                                                            -----------------------------------------------------------
Net Assets................................................  $29,523   $29,259       $27,821       $22,887       $31,584
Investment Income Ratio...................................      1.0%      1.4%          1.1%          0.9%          0.7%

BOND INVESTMENT DIVISION
                                                             2005      2004          2003          2002          2001
                                                            -----------------------------------------------------------
Net Assets................................................  $ 9,773   $10,127       $10,237       $10,217       $ 9,617
Investment Income Ratio...................................      3.2%      3.6%          4.1%          4.4%          4.8%

MONEY MARKET INVESTMENT DIVISION
                                                             2005      2004          2003          2002          2001
                                                            -----------------------------------------------------------
Net Assets................................................  $ 1,658   $ 1,631       $ 1,702       $ 1,689       $ 1,671
Investment Income Ratio...................................      2.9%      0.8%          0.7%          1.3%          3.9%

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the VLI Separate Account Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Common Stock, Bond, and Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation VLI Separate Account) as of December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2005 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2006

A MESSAGE FROM
THE CHAIRMAN

For most investors, 2005 was a positive year. The U.S. economy continued to grow, despite high energy prices and major hurricanes across the Gulf Coast region. Advance estimates from the Bureau of Economic Analysis showed that U.S. real gross domestic product growth slowed to 1.1% in the fourth quarter of 2005. During the full year, however, real gross domestic product grew at a respectable average rate of 3.1%.

The U.S. stock market advanced in 2005, with mid-capitalization stocks generally outpacing small- and large-cap issues. According to Russell data, value stocks outperformed growth stocks at all capitalization levels. International stocks benefited from euro-zone improvements, an economic revival in Japan, and relatively low interest rates.

In the United States, the Federal Open Market Committee continued to raise the federal funds target rate at a measured pace. With eight 25-basis-point increases over the course of the year, the federal funds target rate ended 2005 at 4.25%. (A basis point is one-hundredth of a percentage point.) With the December increase, the Federal Open Market Committee stopped calling its monetary policy accommodative.

Domestic bonds also advanced during the year, and emerging-market debt was strong. Most other international bonds, however, were weak. After remaining on the sidelines since October 2000, the European Central Bank finally raised its key interest rate from 2.00% to 2.25% in December. The move was a response to economic growth in the euro zone and an inflation rate that had risen above target levels.

Even in a changing economic and market environment, consistent application of established investment strategies and processes can help investors pursue their long-range goals with confidence. At MainStay VP Series Fund, Inc., whether the markets are strong or weak, each Portfolio seeks to pursue its investment objective in a disciplined way, using the talent, research, and skill of experienced investment professionals. Whether you're investing for retirement or other long-term goals, our Portfolio Managers try to bring patience, prudence, and perspective to your investments.

The reports that follow provide more complete information about the specific securities and management decisions that affected your investments in 2005. We thank you for investing with MainStay VP Series Fund, Inc., and we hope that you will be pleased with the performance of the Portfolios you have selected.

Sincerely yours,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MainStay VP Series Fund, Inc.

January 2006

                        NOT A PART OF THE ANNUAL REPORT

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS, AND REFERENCE RATES THAT MAY BE CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE 27 THROUGH 60. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AN AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

AVERAGE LIPPER CONVERTIBLE SECURITIES PORTFOLIO represents the average return of all open-end Lipper Convertible Securities Funds.

BALANCED COMPOSITE INDEX is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

THE CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATE is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. The LIBOR rate is usually the base for other large Eurodollar loans to less creditworthy corporate and government borrowers.

LIPPER INC. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money-market funds, adjusted for the reinvestment of capital gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2005, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Index does not reflect fees or expenses.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Portfolios in this report. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500(R)/BARRA VALUE INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500(R)/Barra Value Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                  2.18%    5.87%   5.79%

                                            (After Portfolio operating expenses)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
12/31/95                                                  10000                       10000                       10000
                                                          10205                       10297                       10363
                                                          11189                       11304                       11364
                                                          12209                       12381                       12351
                                                          12022                       12127                       12249
                                                          13203                       13575                       13673
                                                          14427                       14719                       14828
                                                          15795                       16331                       16348
                                                          16509                       17072                       17019
                                                          17185                       17780                       17758
12/31/05                                                  17560                       18228                       18189

                                                        --   MainStay VP Bond Portfolio  --   Lehman Brothers Aggregate Bond Index
                                                        --   Merrill Lynch Corporate and Government Master Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                  1.89%    5.60%   5.52%

                                            (After Portfolio operating expenses)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
12/31/95                                                  10000                       10000                       10000
                                                          10178                       10297                       10363
                                                          11131                       11304                       11364
                                                          12115                       12381                       12351
                                                          11900                       12127                       12249
                                                          13035                       13575                       13673
                                                          14208                       14719                       14828
                                                          15516                       16331                       16348
                                                          16179                       17072                       17019
                                                          16798                       17780                       17758
12/31/05                                                  17116                       18228                       18189

                                                        --   MainStay VP Bond Portfolio  --   Lehman Brothers Aggregate Bond Index
                                                        --   Merrill Lynch Corporate and Government Master Index

                                                              ONE    FIVE     TEN
BENCHMARKS                                                    YEAR   YEARS   YEARS

Lehman Brothers(R) Aggregate Bond Index*                      2.43%  5.87%   6.16%
Merrill Lynch Corporate and Government Master Index*          2.52   6.07    6.19

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 2.03% for the Initial Class and 1.77% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.MAINSTAYfunds.com     27

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               ENDING ACCOUNT
                                                      ENDING ACCOUNT                            VALUE (BASED
                                                       VALUE (BASED                           ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL            EXPENSES          5% ANNUALIZED           EXPENSES
                                       ACCOUNT         RETURNS AND             PAID              RETURN AND              PAID
                                        VALUE           EXPENSES)             DURING          ACTUAL EXPENSES)          DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1, 2)           12/31/05           PERIOD(1, 2)
---------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,000.90              $1.82             $1,023.20               $1.84
---------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $  999.25              $3.07             $1,021.95               $3.11
---------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.36% for Initial Class, 0.61% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.57 and $3.83 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $2.60 and $3.87 for the Initial Class and Service Class, respectively.

 28   MainStay VP Bond Portfolio

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

                                                                         61.2%
U.S. Government & Federal Agencies
                                                                         27.8
Corporate Bonds
                                                                         15.5
Short-Term Investments (collateral from securities lending
  is 9.4%)
                                                                          3.6
Asset-Backed Securities
                                                                          3.1
Foreign Bonds
                                                                          2.6
Mortgage-Backed Security
                                                                          0.4
Yankee Bonds
                                                                        -14.2
Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page 32 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Securities) 5.00%, due 8/1/35
 2.  United States Treasury Note 3.875%, due 5/15/10
 3.  United States Treasury Note 4.50%, due 11/15/15
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 11/1/35
 5.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Securities) 6.00%, due 1/1/36 TBA
 6.  United States Treasury Note 3.375%, due 2/15/08
 7.  United States Treasury Note 3.625%, due 1/15/10
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 8/1/35
 9.  Morgan Stanley Capital I, Series 2004-HQ3, Class
     A4 4.80%, due 1/13/41
10.  United States Treasury Bond 5.375%, due 2/15/31

                                                    www.MAINSTAYfunds.com     29

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald F. Serek, Thomas Volpe, Jr., and Michael J. Pagano of New York Life Investment Management LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities. The effective maturity of this portion of the Portfolio will usually be in the intermediate range (three to ten years). At least 65% of the Portfolio's total assets are rated Baa or better by Moody's or BBB or better by Standard & Poor's at the time of purchase, or if unrated, are deemed by the Manager to be of comparable quality.(1) The Portfolio's investment process may include consideration of economic cycles, interest-rate trends, and fundamental and technical analysis.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING
2005?

For the 12 months ended December 31, 2005, MainStay VP Bond Portfolio returned 2.18% for Initial Class shares and 1.89% for Service Class shares. Both share classes underperformed the 2.32% return of the average Lipper* Variable Products Corporate Debt A Rated Portfolio over the same period. Both share classes underperformed the 2.43% return of the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

WHAT SIGNIFICANT FACTORS AFFECTED THE BOND MARKET IN 2005?

The Federal Open Market Committee continued to combat inflation by raising the targeted federal funds rate eight times during 2005, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At year end, the federal funds target rate stood at 4.25%, its highest level in four years. Although Federal Reserve concern about inflationary pressure was unwavering, the market's viewpoint was less steady, which resulted in interest-rate and credit-spread volatility throughout the year.

At different times throughout the year, idiosyncratic and systemic forces shocked the corporate bond market, leading to credit- and sector-specific performance dislocations.

WHICH INVESTMENTS CONTRIBUTED POSITIVELY TO THE PORTFOLIO'S PERFORMANCE?

The Portfolio saw improving relative performance among corporate bonds during the second half of the year. The Portfolio also benefited from security selection in the corporate sector, with particular emphasis on income-oriented trades in short corporate bonds instead of U.S. Treasurys. The Portfolio held a slightly overweighted position in commercial mortgage-backed securities and asset-backed securities that enhanced performance in 2005.


Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 30   MainStay VP Bond Portfolio

WHAT DECISIONS AFFECTED PORTFOLIO'S PERFORMANCE IN 2005?

Our decision to maintain an overweighted position in corporate bonds hurt performance in the first half of 2005, but helped in the second half. The Portfolio's weighting in mortgage-backed securities remained neutral throughout most of the year and had minimal impact on the Portfolio's relative performance. A relatively neutral duration strategy also meant that duration had little impact on relative performance.

DID YOU MAKE ANY CHANGES TO THE PORTFOLIO'S HOLDINGS?

We periodically adjusted the Portfolio's overweighted position among corporate bonds in response to shifting spread levels, but the Portfolio had a larger exposure to corporate bonds than the Lehman Brothers(R) Aggregate Bond Index* throughout the year. In March and April of 2005, credit spreads widened, and the Portfolio underperformed. When credit spreads narrowed in July, the Portfolio outperformed.

HOW WAS THE PORTFOLIO WEIGHTED RELATIVE TO ITS PRIMARY BENCHMARK AT YEAR-END?

As of December 31, 2005, the Portfolio was underweighted relative to the Lehman Brothers(R) Aggregate Bond Index in U.S. government securities and agency securities. At year-end the Portfolio was market weighted in mortgage-backed securities and overweighted in corporate bonds, asset-backed securities, and commercial mortgage-backed securities.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.MAINSTAYfunds.com     31

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (98.7%)+
ASSET-BACKED SECURITIES (3.6%)
------------------------------------------------------------------------------
CREDIT CARDS (3.6%)
Bank One Issuance Trust
  Series 2003, Class A-2
  4.419%, due 10/15/08 (a)                          $ 5,000,000   $  5,000,372
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                                 2,750,000      2,729,949
MBNA Credit Card Master
  Note Trust
  Series 2003, Class A-2
  4.419%, due 8/15/08 (a)                             5,000,000      5,000,625
  Series 2005, Class A-6
  4.50%, due 1/15/13                                  4,000,000      3,985,158
                                                                  ------------
Total Asset-Backed Securities
  (Cost $16,748,255)                                                16,716,104
                                                                  ------------
CORPORATE BONDS (27.8%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.3%)
Raytheon Co.
  6.40%, due 12/15/18                                 1,175,000      1,272,202
                                                                  ------------

AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A.
  Holding Corp.
  8.00%, due 6/15/10                                  1,000,000      1,093,640
                                                                  ------------

AUTO PARTS & EQUIPMENT (0.1%)
Lear Corp.
  Series B
  5.75%, due 8/1/14 (b)                                 875,000        710,416
                                                                  ------------

BANKS (3.0%)
Bank of America Corp.
  7.80%, due 2/15/10                                  2,000,000      2,208,580
Bank of New York (The)
  3.80%, due 2/1/08                                   1,000,000        979,164
Cathay United Bank Co., Ltd.
  5.50%, due 10/5/20 (c)                              3,875,000      3,780,663
Mellon Financial Corp.
  6.40%, due 5/14/11                                  1,125,000      1,199,035
National City Corp.
  3.20%, due 4/1/08                                   1,000,000        964,590
Popular North America, Inc.
  5.20%, due 12/12/07                                 3,000,000      2,997,099
SunTrust Bank
  5.20%, due 1/17/17                                    875,000        870,340
Wells Fargo & Co.
  6.375%, due 8/1/11                                  1,000,000      1,071,848
                                                                  ------------
                                                                    14,071,319
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BEVERAGES (0.8%)
Coca-Cola Enterprises, Inc.
  6.75%, due 1/15/38                                $ 2,000,000   $  2,275,048
  8.50%, due 2/1/22                                   1,000,000      1,314,775
                                                                  ------------
                                                                     3,589,823
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (6.6%)
American General Finance Corp.
  5.375%, due 9/1/09                                  1,000,000      1,008,615
Ameriprise Financial, Inc.
  5.65%, due 11/15/15                                 2,125,000      2,159,410
Associates Corp. of
  North America
  6.95%, due 11/1/18                                  2,000,000      2,302,362
Capital One Bank
  4.25%, due 12/1/08                                  1,000,000        976,816
CIT Group, Inc.
  7.75%, due 4/2/12                                   2,000,000      2,268,262
Countrywide Home Loans, Inc.
  4.00%, due 3/22/11                                  1,500,000      1,411,407
Ford Motor Credit Co.
  6.25%, due 2/16/06                                  1,000,000        992,601
  6.875%, due 2/1/06                                  2,000,000      1,995,700
General Electric Capital Corp.
  6.00%, due 6/15/12                                  3,500,000      3,686,168
General Motors
  Acceptance Corp.
  6.125%, due 9/15/06                                 2,500,000      2,428,387
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                   2,000,000      2,057,356
HSBC Finance Corp.
  5.00%, due 6/30/15                                  4,750,000      4,618,971
JPMorgan Chase & Co.
  4.60%, due 1/17/11                                  2,000,000      1,961,340
Morgan Stanley
  6.75%, due 4/15/11                                  2,000,000      2,153,054
Residential Capital Corp.
  6.375%, due 6/30/10 (c)                               750,000        762,086
                                                                  ------------
                                                                    30,782,535
                                                                  ------------
ELECTRIC (2.8%)
Carolina Power & Light Co.
  6.125%, due 9/15/33                                 1,000,000      1,059,315
Cleveland Electric
  Illuminating Co. (The)
  5.65%, due 12/15/13                                 1,000,000      1,019,433

+ Percentages indicated are based on Portfolio net assets.
V AMONG THE PORTFOLIO'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS.
  MAY BE SUBJECT TO CHANGE DAILY.

 32 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
xDTE Energy Co.
  6.45%, due 6/1/06                                 $ 1,000,000   $  1,006,407
FPL Group Capital, Inc.
  3.25%, due 4/11/06                                  2,000,000      1,992,122
Illinois Power Co.
  7.50%, due 6/15/09                                  1,500,000      1,602,247
Kansas Gas & Electric Co.
  6.20%, due 1/15/06                                  2,000,000      2,000,790
Pacific Gas & Electric Co.
  6.05%, due 3/1/34                                   1,500,000      1,552,438
Pepco Holdings, Inc.
  3.75%, due 2/15/06                                  1,000,000        998,751
Public Service Co. of New Mexico
  4.40%, due 9/15/08                                    500,000        489,635
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                                    500,000        483,030
Wisconsin Power & Light Co.
  6.25%, due 7/31/34                                    925,000        983,243
                                                                  ------------
                                                                    13,187,411
                                                                  ------------
FOOD (2.1%)
Delhaize America, Inc.
  7.375%, due 4/15/06                                 2,500,000      2,513,055
  8.125%, due 4/15/11                                 1,000,000      1,090,067
  9.00%, due 4/15/31                                    500,000        587,809
Kellogg Co.
  6.60%, due 4/1/11                                   2,000,000      2,141,180
Kroger Co. (The)
  7.70%, due 6/1/29                                   1,000,000      1,110,885
Safeway, Inc.
  6.50%, due 3/1/11                                   2,125,000      2,200,455
                                                                  ------------
                                                                     9,643,451
                                                                  ------------
FOREST PRODUCTS & PAPER (0.1%)
Weyerhaeuser Co.
  7.375%, due 3/15/32                                   500,000        555,855
                                                                  ------------
GAS (1.6%)
Michigan Consolidated Gas Co.
  Series B
  7.15%, due 5/30/06                                  5,000,000      5,045,210
Oneok, Inc.
  5.51%, due 2/16/08                                  2,250,000      2,258,892
                                                                  ------------
                                                                     7,304,102
                                                                  ------------
HEALTH CARE SERVICES (0.2%)
Quest Diagnostics, Inc.
  5.125%, due 11/1/10 (c)                               750,000        749,786
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HOME BUILDERS (0.6%)
Lennar Corp.
  5.125%, due 10/1/10 (c)                           $ 1,850,000   $  1,810,621
Ryland Group, Inc.
  5.375%, due 5/15/12                                 1,000,000        960,842
                                                                  ------------
                                                                     2,771,463
                                                                  ------------
INSURANCE (0.5%)
ASIF Global Financing XVIII
  3.85%, due 11/26/07 (c)                             1,575,000      1,544,585
Principal Life Income Funding Trust
  5.20%, due 11/15/10                                 1,000,000      1,007,758
                                                                  ------------
                                                                     2,552,343
                                                                  ------------
LODGING (0.2%)
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15 (c)                              1,000,000        982,422
                                                                  ------------

MEDIA (2.4%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                  1,150,000      1,100,421
Comcast Cable Communications Holdings, Inc.
  8.375%, due 3/15/13                                 2,100,000      2,430,702
Comcast Corp.
  5.65%, due 6/15/35                                  1,400,000      1,288,192
  6.50%, due 11/15/35                                 1,875,000      1,910,732
Historic TW, Inc.
  6.625%, due 5/15/29                                 1,398,000      1,396,036
Time Warner, Inc.
  7.625%, due 4/15/31                                 1,000,000      1,113,649
Walt Disney Co. (The)
  6.75%, due 3/30/06                                  2,000,000      2,009,536
                                                                  ------------
                                                                    11,249,268
                                                                  ------------
OIL & GAS (0.2%)
Enterprise Products Operating, L.P.
  5.75%, due 3/1/35                                     875,000        804,517
                                                                  ------------

PHARMACEUTICALS (0.3%)
Eli Lilly & Co.
  4.50%, due 3/15/18                                  1,500,000      1,398,393
                                                                  ------------

PIPELINES (0.2%)
Enbridge Energy Partners, L.P.
  6.30%, due 12/15/34                                 1,000,000      1,013,868
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   33

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
REAL ESTATE (2.5%)
Archstone-Smith Operating Trust
  5.25%, due 5/1/15                                 $ 1,000,000   $    986,169
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                                 1,000,000      1,069,804
Mack-Cali Realty, L.P.
  5.05%, due 4/15/10                                    315,000        311,418
Regency Centers, L.P.
  7.95%, due 1/15/11 (c)                              2,250,000      2,498,607
Rouse Co. (The)
  3.625%, due 3/15/09                                 1,000,000        934,022
Summit Properties Partnership, L.P.
  7.04%, due 5/9/06                                   5,000,000      5,035,150
United Dominion Realty Trust, Inc.
  4.30%, due 7/1/07                                   1,000,000        986,559
                                                                  ------------
                                                                    11,821,729
                                                                  ------------
RETAIL (0.2%)
Yum! Brands, Inc.
  8.875%, due 4/15/11                                 1,000,000      1,144,920
                                                                  ------------
TELECOMMUNICATIONS (1.9%)
AT&T Corp.
  9.05%, due 11/15/11                                   947,000      1,048,163
BellSouth Corp.
  5.20%, due 9/15/14                                  1,000,000        994,674
New Cingular Wireless Services, Inc.
  8.75%, due 3/1/31                                   1,000,000      1,324,818
Sprint Capital Corp.
  7.125%, due 1/30/06                                 1,000,000      1,001,600
  8.375%, due 3/15/12                                 1,250,000      1,448,704
  8.75%, due 3/15/32                                  1,750,000      2,322,390
Verizon Global Funding Corp.
  5.85%, due 9/15/35                                    750,000        722,754
                                                                  ------------
                                                                     8,863,103
                                                                  ------------
TRANSPORTATION (1.0%)
CSX Corp.
  4.561%, due 8/3/06 (a)                              1,547,000      1,549,096
  5.50%, due 8/1/13                                   1,000,000      1,021,198
Norfolk Southern Corp.
  5.64%, due 5/17/29                                  1,926,000      1,934,879
  7.80%, due 5/15/27                                     74,000         93,762
                                                                  ------------
                                                                     4,598,935
                                                                  ------------
Total Corporate Bonds
  (Cost $131,328,409)                                              130,161,501
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (3.1%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
AMVESCAP PLC
  5.90%, due 1/15/07                                $ 3,000,000   $  3,010,299
                                                                  ------------

FOREIGN GOVERNMENTS (1.0%)
Province of Ontario
  5.50%, due 10/1/08                                  4,000,000      4,077,424
United Mexican States
  Series A
  6.75%, due 9/27/34                                    500,000        546,875
                                                                  ------------
                                                                     4,624,299
                                                                  ------------
INVESTMENT COMPANY (1.0%)
Temasek Financial I, Ltd.
  4.50%, due 9/21/15 (c)                              4,750,000      4,570,137
                                                                  ------------

MEDIA (0.2%)
Thomson Corp. (The)
  5.75%, due 2/1/08                                   1,000,000      1,014,213
                                                                  ------------

TELECOMMUNICATIONS (0.3%)
Telecom Italia Capital S.A.
  6.00%, due 9/30/34 (c)                              1,375,000      1,324,613
                                                                  ------------
Total Foreign Bonds
  (Cost $14,593,073)                                                14,543,561
                                                                  ------------

MORTGAGE-BACKED SECURITIES (2.6%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
    (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.6%)
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44                                 2,500,000      2,516,992
V  Morgan Stanley Capital I
  Series 2004-HQ3, Class A4
  4.80%, due 1/13/41                                 10,000,000      9,768,583
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $12,050,889)                                                12,285,575
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (61.2%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (4.2%)
  2.625%, due 2/16/07                                 5,000,000      4,884,170
  3.625%, due 11/14/08                               10,000,000      9,700,330
  3.75%, due 8/15/07                                  5,000,000      4,923,435
                                                                  ------------
                                                                    19,507,935
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
    (MORTGAGE PASS-THROUGH SECURITIES) (17.8%)
  4.00%, due 5/1/19                                   1,702,522      1,625,656
  4.00%, due 7/1/19                                      42,188         40,256

 34 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
    (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  x+x4.00%, due 3/1/20                              $   688,534   $    656,246
  4.00%, due 6/1/20                                     471,995        449,861
  4.50%, due 6/1/19                                      23,892         23,284
  4.50%, due 8/1/20                                   9,633,128      9,374,061
  4.50%, due 11/1/20                                    996,286        969,492
  4.50%, due 4/1/35                                         262            247
  4.50%, due 5/1/35                                     981,462        923,392
  4.50%, due 6/1/35                                       1,432          1,348
  4.50%, due 7/1/35                                     110,192        103,672
  4.50%, due 8/1/35                                     682,624        642,235
  5.00%, due 4/1/20                                   1,871,870      1,853,392
  5.00%, due 10/1/20                                  1,985,488      1,965,889
  5.00%, due 1/1/21 TBA (d)                           1,000,000        989,688
  5.00%, due 7/1/35                                   2,331,729      2,257,405
V    5.00%, due 8/1/35                               21,867,905     21,170,865
  5.00%, due 11/1/35                                  4,999,501      4,840,142
  5.00%, due 12/1/35                                  5,000,000      4,840,625
  5.50%, due 12/1/18                                  1,864,443      1,876,736
  5.50%, due 8/1/35                                   5,880,802      5,828,120
  5.50%, due 1/1/36 TBA (d)                           4,900,000      4,854,063
V    6.00%, due 1/1/36 TBA (d)                       13,000,000     13,125,944
  6.50%, due 7/1/17                                     310,703        319,221
  6.50%, due 1/1/36 TBA (d)                           3,000,000      3,074,064
  7.00%, due 1/1/33                                   1,732,563      1,804,387
                                                                  ------------
                                                                    83,610,291
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
  5.25%, due 8/1/12                                   2,000,000      2,019,184
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (MORTGAGE PASS-THROUGH SECURITIES) (14.1%)
  4.00%, due 10/1/20                                  2,987,184      2,852,706
  4.50%, due 12/1/19                                  4,511,094      4,396,366
  5.00%, due 1/1/18                                   5,088,815      5,042,488
  5.00%, due 6/1/18                                   3,791,589      3,756,473
  5.00%, due 12/1/18                                    323,360        320,366
  5.00%, due 7/1/19                                     294,634        291,636
  5.00%, due 11/1/19                                    271,027        268,517
  5.00%, due 5/1/33                                     158,807        154,428
  5.50%, due 5/1/16                                   1,479,353      1,490,320
  5.50%, due 7/1/34                                     930,330        922,111
  5.50%, due 1/1/35                                   1,854,196      1,837,816
  5.50%, due 6/1/35                                   4,268,875      4,227,965
  5.50%, due 7/1/35                                   4,665,557      4,620,845
V    5.50%, due 8/1/35                               10,450,788     10,350,635
  5.50%, due 10/1/35                                    993,250        983,731
V    5.50%, due 11/1/35                              13,433,964     13,305,221
  6.00%, due 2/1/14                                     582,495        595,224
  6.00%, due 1/1/36 TBA (d)                           7,400,000      7,467,059

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 11/1/09                                $   406,729   $    415,045
  6.50%, due 10/1/27                                    104,563        107,746
  6.50%, due 1/1/28                                     262,683        270,672
  6.50%, due 7/1/35                                     900,000        923,344
  7.00%, due 2/1/27                                     429,157        449,041
  7.00%, due 1/1/28                                     421,925        441,141
  7.00%, due 4/1/31                                      68,345         71,345
  7.50%, due 7/1/28                                     228,247        239,604
                                                                  ------------
                                                                    65,801,845
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (COLLATERALIZED MORTGAGE OBLIGATION) (2.8%)
  Series 2003-96, Class C
  4.396%, due 1/16/24 (a)                             3,000,000      2,922,562
  Series 2005-87, Class B
  5.116%, due 1/16/28 (a)                             5,000,000      4,993,122
  Series 2002-35, Class D
  6.292%, due 1/16/27 (a)                             5,000,000      5,303,869
                                                                  ------------
                                                                    13,219,553
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (MORTGAGE PASS-THROUGH SECURITIES) (2.1%)
  5.50%, due 7/15/35                                  1,963,494      1,976,992
  5.50%, due 8/15/35                                    997,910      1,004,771
  6.00%, due 1/1/36 TBA (d)                           3,000,000      3,069,375
  6.50%, due 11/15/32                                    35,789         37,412
  6.50%, due 11/15/33                                 1,315,716      1,374,542
  6.50%, due 7/15/34                                    410,750        428,786
  6.50%, due 9/15/34                                    261,134        272,601
  6.50%, due 2/15/35                                     62,156         64,883
  6.50%, due 7/15/35                                    211,321        220,594
  6.50%, due 9/15/35                                    702,977        733,820
  7.00%, due 7/15/31                                    230,277        241,768
  9.00%, due 4/15/26                                    160,094        175,443
                                                                  ------------
                                                                     9,600,987
                                                                  ------------
UNITED STATES TREASURY BONDS (2.4%)
V    5.375%, due 2/15/31 (b)                          8,650,000      9,716,381
  6.25%, due 8/15/23 (b)                              1,000,000      1,194,141
                                                                  ------------
                                                                    10,910,522
                                                                  ------------
UNITED STATES TREASURY NOTES (17.4%)
  3.00%, due 2/15/08 (g)                              3,000,000      2,915,508
V    3.375%, due 2/15/08 (b)                         12,000,000     11,752,968
V    3.625%, due 1/15/10                             11,250,000     10,941,503
  3.625%, due 5/15/13 (g)                             3,750,000      3,576,709
V    3.875%, due 5/15/10                             15,000,000     14,715,825
  3.875%, due 9/15/10                                 3,500,000      3,427,130
  4.00%, due 3/15/10                                  1,735,000      1,710,127
  4.125%, due 8/15/10                                 6,335,000      6,272,638
  4.25%, due 10/15/10 (b)                             3,350,000      3,332,466
  4.375%, due 11/15/08 (b)                            8,260,000      8,261,289
V    4.50%, due 11/15/15 (b)                         13,925,000     14,039,227

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   35

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (CONTINUED)
  4.875%, due 2/15/12                               $   200,000   $    205,336
  5.00%, due 8/15/11 (b)                                700,000        722,504
                                                                  ------------
                                                                    81,873,230
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $288,692,789)                                              286,543,547
                                                                  ------------
YANKEE BOND (0.4%) (E)
------------------------------------------------------------------------------
INSURANCE (0.4%)
ACE, Ltd.
  6.00%, due 4/1/07                                   1,750,000      1,768,622
                                                                  ------------
Total Yankee Bond
  (Cost $1,795,905)                                                  1,768,622
                                                                  ------------
Total Long-Term Bonds
  (Cost $465,209,320)                                              462,018,910
                                                                  ------------

SHORT-TERM INVESTMENTS (15.5%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (a)(f)                           1,939,685      1,939,685
                                                                  ------------
Total Certificate of Deposit
  (Cost $1,939,685)                                                  1,939,685
                                                                  ------------
COMMERCIAL PAPER (2.7%)
CIESCO, Inc.
  4.295%, due 1/26/06 (f)                               981,119        981,119
Clipper Receivables Corp.
  4.274%, due 1/17/06 (f)                               538,821        538,821
Compass Securitization
  4.267%, due 1/5/06 (f)                                820,171        820,171
General Electric Capital Corp.
  4.25%, due 1/24/06 (f)                              2,732,000      2,732,000
Paradigm Funding, LLC
  4.276%, due 1/6/06 (f)                                820,801        820,801
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (f)                              1,385,490      1,385,490
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (f)                             1,374,947      1,374,947

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Ranger Funding LLC
  4.269%, due 1/11/06 (f)                           $ 1,385,489   $  1,385,489
Societe Generale North America, Inc.
  4.10%, due 1/3/06 (g)                               2,655,000      2,653,791
                                                                  ------------
Total Commercial Paper
  (Cost $12,692,629)                                                12,692,629
                                                                  ------------
                                                         SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (f)                 816,952        816,952
                                                                  ------------
Total Investment Company
  (Cost $816,952)                                                      816,952
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (6.7%)
Abbey National PLC
  4.29%, due 1/3/06 (f)                             $ 2,493,881      2,493,881
Bank of America
  4.27%, due 1/27/06 (a) (f)                          2,216,783      2,216,783
Bank of Montreal
  4.25%, due 1/17/06 (f)                              2,216,783      2,216,783
BNP Paribas
  4.265%, due 1/26/06 (f)                             3,602,272      3,602,272
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (f)                              1,828,846      1,828,846
Dexia Group
  4.265%, due 1/6/06 (f)                              2,216,783      2,216,783
Fortis Bank
  4.25%, due 1/9/06 (f)                               1,662,587      1,662,587
Halifax Bank of Scotland
  4.26%, due 1/31/06 (f)                              2,216,783      2,216,783
Rabobank Nederland
  4.25%, due 1/27/06 (f)                              1,939,685      1,939,685
Royal Bank of Scotland
  4.26%, due 1/6/06 (f)                               2,770,979      2,770,979
Societe Generale
  4.30%, due 1/30/06 (f)                              1,385,489      1,385,489
Toronto Dominion Bank
  4.30%, due 1/26/06 (f)                              1,385,489      1,385,489
UBS AG
  4.26%, due 1/19/06 (f)                              2,770,979      2,770,979
  4.29%, due 1/12/06 (f)                              1,939,685      1,939,685
Wells Fargo & Co.
  4.34%, due 1/13/06 (f)                                554,196        554,196
                                                                  ------------
Total Time Deposits
  (Cost $31,201,220)                                                31,201,220
                                                                  ------------

 36 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCY (5.5%)
Federal Home Loan Bank (Discount Note)
  4.11%, due 1/12/06 (g)                            $15,930,000   $ 15,906,357
United States Treasury Bill
  3.509%, due 1/12/06 (g)                            10,000,000      9,987,330
                                                                  ------------
Total U.S. Government & Federal Agency
  (Cost $25,893,687)                                                25,893,687
                                                                  ------------
Total Short-Term Investments
  (Cost $72,544,173)                                                72,544,173
                                                                  ------------
Total Investments
  (Cost $537,753,493) (h)                                 114.2%   534,563,083(i)
Liabilities in Excess of Cash and Other Assets            (14.2)   (66,563,793)
                                                    -----------   ------------
Net Assets                                                100.0%  $467,999,290
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement. The market value of these securities at December 31, 2005 is $32,580,193.
(e) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(f) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Segregated as collateral for TBAs.
(h)  The cost for federal income tax purposes is $537,985,878.
(i) At December 31, 2005 net unrealized depreciation was $3,422,795, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,204,172 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,626,967.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   37

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $537,753,493) including
  $43,064,561 market value of securities
  loaned                                        $534,563,083
Cash                                                  12,116
Receivables:
  Investment securities sold                       6,092,707
  Interest                                         4,188,970
  Fund shares sold                                   238,507
Other assets                                           7,997
                                                ------------
    Total assets                                 545,103,380
                                                ------------
LIABILITIES:
Securities lending collateral                     43,996,695
Payables:
  Investment securities purchased                 32,604,223
  Fund shares redeemed                               116,003
  Shareholder communication                          102,527
  Adviser                                             98,927
  Administrator                                       79,153
  Professional                                        48,622
  NYLIFE Distributors                                 18,770
  Custodian                                           15,323
  Directors                                            1,708
Accrued expenses                                      22,139
                                                ------------
    Total liabilities                             77,104,090
                                                ------------
Net assets                                      $467,999,290
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    286,906
  Service Class                                       68,873
Additional paid-in capital                       466,935,246
Accumulated undistributed net investment
  income                                           5,822,678
Accumulated net realized loss on investments      (1,924,003)
Net unrealized depreciation on investments        (3,190,410)
                                                ------------
Net assets                                      $467,999,290
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $377,606,885
                                                ============
Shares of capital stock outstanding               28,690,572
                                                ============
Net asset value per share outstanding           $      13.16
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 90,392,405
                                                ============
Shares of capital stock outstanding                6,887,305
                                                ============
Net asset value per share outstanding           $      13.12
                                                ============

 38 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005


INVESTMENT INCOME:
INCOME:
  Interest                                       $20,545,664
  Income from securities loaned -- net                95,042
                                                 -----------
    Total income                                  20,640,706
                                                 -----------
EXPENSES:
  Advisory                                         1,193,304
  Administration                                     954,643
  Distribution and service -- Service Class          192,923
  Professional                                        94,767
  Shareholder communication                           47,884
  Custodian                                           39,020
  Directors                                           32,316
  Miscellaneous                                       50,285
                                                 -----------
    Total expenses before reimbursement            2,605,142
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))               (688,465)
                                                 -----------
  Net expenses                                     1,916,677
                                                 -----------
Net investment income                             18,724,029
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                     182,082
Net change in unrealized appreciation on
  investments                                     (8,874,165)
                                                 -----------
Net realized and unrealized loss on investments   (8,692,083)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $10,031,946
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   39

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                          2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income            $ 18,724,029   $ 16,274,138
 Net realized gain on
  investments                          182,082      5,900,864
 Net change in unrealized
  appreciation on investments       (8,874,165)    (2,941,022)
                                  ---------------------------
 Net increase in net assets
  resulting from operations         10,031,946     19,233,980
                                  ---------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
   Initial Class                   (12,199,238)   (14,969,635)
   Service Class                    (2,763,426)    (2,089,723)
 From net realized gain on
  investments:
   Initial Class                            --     (4,501,523)
   Service Class                            --       (658,893)
                                  ---------------------------
 Total dividends and
  distributions to shareholders    (14,962,664)   (22,219,774)
                                  ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                    12,598,504     15,267,534
   Service Class                    32,641,073     42,943,428
 Net asset value of shares
  issued to
  shareholders in reinvestment
  of
  dividends and distributions:
   Initial Class                    12,199,238     19,471,158
   Service Class                     2,763,426      2,748,616
                                  ---------------------------
                                    60,202,241     80,430,736
 Cost of shares redeemed:
   Initial Class                   (64,610,877)   (96,808,855)
   Service Class                    (5,427,254)    (2,505,761)
                                  ---------------------------
                                   (70,038,131)   (99,314,616)
                                  ---------------------------
    Decrease in net assets
     derived from capital share
     transactions                   (9,835,890)   (18,883,880)
                                  ---------------------------
    Net decrease in net assets     (14,766,608)   (21,869,674)
NET ASSETS:
Beginning of year                  482,765,898    504,635,572
                                  ---------------------------
End of year                       $467,999,290   $482,765,898
                                  ===========================
Accumulated undistributed net
 investment income at end of
 year                             $  5,822,678   $        230
                                  ===========================

 40 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                      www.MAINSTAYfunds.com   41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         INITIAL CLASS
                                ----------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                  2005          2004          2003          2002          2001
Net asset value at beginning
  of period                     $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                --------      --------      --------      --------      --------
Net investment income               0.53(b)       0.47          0.52(b)       0.60          0.65
Net realized and unrealized
  gain (loss) on investments       (0.24)         0.08          0.10          0.64          0.52
                                --------      --------      --------      --------      --------
Total from investment
  operations                        0.29          0.55          0.62          1.24          1.17
                                --------      --------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.44)        (0.50)        (0.59)        (0.61)        (0.65)
  From net realized gain on
    investments                       --         (0.15)        (0.35)        (0.01)           --
                                --------      --------      --------      --------      --------
Total dividends and
  distributions                    (0.44)        (0.65)        (0.94)        (0.62)        (0.65)
                                --------      --------      --------      --------      --------
Net asset value at end of
  period                        $  13.16      $  13.31      $  13.41      $  13.73      $  13.11
                                ========      ========      ========      ========      ========
Total investment return             2.18%(g)      4.09%         4.52%         9.48%         9.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.96%         3.36%         3.75%         4.93%         5.66%
  Net expenses                      0.36%         0.54%         0.54%         0.52%         0.52%
  Expenses (before
    reimbursement)                  0.51%         0.54%         0.54%         0.52%         0.52%
Portfolio turnover rate              277%(h)       335%          149%           76%           54%
Net assets at end of period
  (in 000's)                    $377,607      $421,046      $485,033      $481,740      $372,983

(a)  Commencement of operations.
(b)  Per share date based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(g)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.03% and 1.77% for the Initial Class and Service Class, respectively for the year ended
     December 31, 2005. (see Note 3(B)).
(h)  The portfolio turnover not including mortgage dollar rolls for the year ended December 31,
     2005 is 161%.
+    Annualized.

 42 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                SERVICE CLASS
----------------------------------------------
                                    JUNE 4,
                                    2003(A)
                                    THROUGH
    YEAR ENDED DECEMBER 31,       DECEMBER 31,
      2005           2004             2003
     $ 13.29        $ 13.40         $ 14.33
    ---------      ---------      ------------
        0.50(b)        0.46            0.28(b)
       (0.25)          0.05           (0.28)
    ---------      ---------      ------------
        0.25           0.51            0.00(c)
    ---------      ---------      ------------
       (0.42)         (0.47)          (0.58)
          --          (0.15)          (0.35)
    ---------      ---------      ------------
       (0.42)         (0.62)          (0.93)
    ---------      ---------      ------------
     $ 13.12        $ 13.29         $ 13.40
    =========      =========      ============
        1.89%(g)       3.83%           0.00%(d)(e)
        3.71%          3.11%           3.50% +(f)
        0.61%          0.79%           0.79% +
        0.76%          0.79%           0.79% +
         277%(h)        335%            149%
     $90,392        $61,720         $19,603

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   43

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

                             ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   2.96%   1.93%   3.58%
7-DAY CURRENT YIELD: 3.87%(2)

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
12/31/95                                                                   10000                              10000
                                                                           10496                              10501
                                                                           11047                              11041
                                                                           11619                              11604
                                                                           12181                              12153
                                                                           12919                              12875
                                                                           13415                              13365
                                                                           13597                              13541
                                                                           13687                              13626
                                                                           13803                              13731
12/31/05                                                                   14213                              14097

                                                              ONE    FIVE     TEN
BENCHMARK                                                     YEAR   YEARS   YEARS

Lipper Money Market Fund Index*                               2.66%  1.83%   3.49%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 2.76% for the Initial Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. As of 12/31/05, MainStay VP Cash Management Portfolio had an effective 7-day yield of 3.94% and a current yield of 3.87%, these yields do not reflect a nonrecurring reimbursement for printing and mailing and a nonrecurring expense adjustment which occurred in the last week of the year, had these reimbursements been included, the effective 7-day yield would have been 17.26% and the 7-day current yield would have been 15.95%.

   The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 44   MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                    ENDING ACCOUNT
                    ENDING ACCOUNT                 VALUE (BASED ON
                     VALUE (BASED                  HYPOTHETICAL 5%
                      ON ACTUAL                       ANNUALIZED
      BEGINNING      RETURNS AND      EXPENSES        RETURN AND       EXPENSES
    ACCOUNT VALUE     EXPENSES)      PAID DURING   ACTUAL EXPENSES)   PAID DURING
       7/1/05          12/31/05      PERIOD(1,2)       12/31/05       PERIOD(1,2)
---------------------------------------------------------------------------------

      $1,000.00       $1,019.85         $1.58         $1,023.45          $1.58
---------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of 0.31% multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.59 and the hypothetical expenses paid would have been $2.60.

                                                    www.MAINSTAYfunds.com     45

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

                                                                         51.4%
Commercial Paper
                                                                         22.8
Federal Agencies
                                                                         14.1
Corporate Bonds
                                                                          9.4
Medium-Term Notes
                                                                          2.0
Foreign Government Bonds
                                                                          1.0
Certificate of Deposit
                                                                         -0.7
Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page 49 for specific holdings within these categories.

 46   MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Claude Athaide, Ph.D., CFA, and Christopher Harms of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests in short-term dollar denominated securities that mature in 397 days or less. The weighted-average portfolio maturity will not exceed 90 days. The Portfolio may invest in U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable-rate notes, floating-rate notes, and mortgage-related and asset-backed securities. These securities may be issued by U.S. governmental entities or private issuers. To help mitigate the risk of loss, all securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING
2005?

For the seven-day period ended December 31, 2005, MainStay VP Cash Management Portfolio Initial Class shares provided a current yield of 3.87% and an effective yield of 3.94%. For the 12 months ended December 31, 2005, Initial Class shares returned 2.96%. The Portfolio outperformed the 2.69% return of the average Lipper* Variable Products Money Market Fund over the same period. The Portfolio outperformed the 2.66% return of the Lipper Money Market Fund Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2005.

WHAT MAJOR FACTORS AFFECTED THE MONEY MARKET IN 2005?

Real gross domestic product in the United States grew 2.8% during the first three quarters of 2005. Despite disruptions from major hurricanes in late summer and early fall of 2005, real gross domestic product still increased at a 4.1% annualized rate in the third quarter. Advance estimates from the Bureau of Economic Analysis showed that the economy grew at a 1.1% pace in the fourth quarter of 2005, as consumer spending slowed and government spending on defense fell sharply. Nonfarm payrolls increased by more than two million during the year, and the unemployment rate fell below 5% in December.

The Federal Open Market Committee met eight times in 2005 and raised the federal funds target rate by 25 basis points on each occasion. (A basis point is one-hundredth of a percentage point.) At year-end, the federal funds target rate stood at 4.25%, its highest level in more than four years. From December 31, 2004, through December 31, 2005, the yield on the benchmark three-month Treasury bill rose from 2.23% to 4.08%, while three-month LIBOR increased from 2.56% to 4.54% over the same period.(1) The yield curve flattened during this period as the Federal Open Market Committee kept raising the targeted federal funds rate. Over the course of 2005, the difference in yield between the benchmark two-year Treasury note and the benchmark 10-year Treasury note declined from 115 basis points to zero.(1)

HOW DID YOU POSITION THE PORTFOLIO IN THIS ENVIRONMENT?

The Portfolio invested in securities issued by the U.S. Treasury and government-sponsored agencies and in securities rated Tier 1 that were issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. Tier 1 securities are securities in the highest rating category of major rating agencies.

For the first eight months of 2005, we maintained the average maturity of the Portfolio between 50 and 60 days. In the wake of hurricane Katrina, the fixed-income markets rallied, and by the end of September 2005, we shortened the average maturity of the


An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

1. Source: Bloomberg

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.MAINSTAYfunds.com     47

Portfolio to approximately 40 days. In the following weeks, interest rates rose in anticipation of additional interest-rate hikes from the Federal Reserve, and we began to increase the Portfolio's average maturity. At year-end 2005, the average maturity of the Portfolio was approximately 70 days.

A statement released at the December 2005 meeting of the Federal Open Market Committee no longer described monetary policy as being accommodative. In early January, after the minutes of the December FOMC meeting were released, the market appeared to have reduced its expectation of further moves to increase interest rates. While the chances of a rate increase at the end of January 2006 were still greater than 90%, the chances of a 25-basis-point rate increase in March, as implied by the April federal funds futures contract, were about 65%. The minutes suggested that the Federal Open Market Committee felt that it had arrived at a neutral monetary policy and that further monetary policy tightening would be contingent on the strength of economic data.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CASH MANAGEMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 48   MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (100.7%)+
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (1.0%)
Deutsche Bank AG
  4.175%, due 4/3/06                                $3,000,000   $  2,999,222
                                                                 ------------
COMMERCIAL PAPER (51.4%)
Abbey National North America LLC
  4.15%, due 2/2/06                                  3,000,000      2,988,588
  4.40%, due 4/21/06                                 3,100,000      3,057,944
ABN-Amro N.A. Finance, Inc.
  4.25%, due 1/19/06                                 4,000,000      3,991,028
Allianz Finance Corp.
  4.175%, due 2/3/06 (a)                             3,000,000      2,988,171
American General Finance Corp.
  4.08%, due 1/23/06                                 3,225,000      3,216,593
  4.17%, due 1/19/06                                 1,975,000      1,970,654
ANZ Delaware, Inc.
  4.37%, due 4/18/06                                 3,000,000      2,960,670
Atlantis One Funding Corp.
  4.14%, due 1/13/06                                 3,200,000      3,195,216
Barclays U.S. Funding Corp.
  4.26%, due 2/27/06                                 3,000,000      2,979,410
  4.32%, due 1/6/06                                  3,000,000      2,997,840
BP Amoco Capital PLC
  4.00%, due 1/20/06                                 4,000,000      3,991,111
Chevron Funding Corp.
  4.17%, due 1/26/06                                 1,375,000      1,370,859
  4.25%, due 1/4/06                                  3,000,000      2,998,584
Deutsche Bank Financial LLC
  4.29%, due 1/11/06                                 3,000,000      2,996,067
Dexia Delaware LLC
  4.14%, due 1/31/06                                 4,300,000      4,284,670
  4.41%, due 3/10/06                                 3,000,000      2,974,642
European Investment Bank
  4.21%, due 2/21/06                                 3,000,000      2,981,756
General Electric Capital Corp.
  4.28%, due 2/7/06                                  4,000,000      3,981,929
Goldman Sachs Group, Inc. (The)
  4.26%, due 2/23/06                                 3,000,000      2,980,830
  4.41%, due 5/15/06                                 3,000,000      2,950,387
HBOS Treasury Services PLC
  4.20%, due 1/26/06                                 2,975,000      2,965,976
  4.25%, due 2/15/06                                 3,000,000      2,983,709
ING U.S. Funding LLC
  4.06%, due 1/18/06                                 3,000,000      2,993,910
  4.275%, due 2/28/06                                2,000,000      1,985,987
KfW International Finance, Inc.
  3.83%, due 2/14/06 (a)                             3,900,000      3,881,329
  4.04%, due 1/5/06 (a)                              3,000,000      2,998,317
  4.35%, due 5/5/06                                  2,000,000      1,969,792
Lloyds Bank PLC
  4.11%, due 1/9/06                                  3,000,000      2,996,917
  4.26%, due 2/3/06                                  3,000,000      2,987,930

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
MetLife Funding, Inc.
  4.24%, due 2/21/06                                $2,000,000   $  1,987,752
National Australia Funding
  4.275%, due 1/18/06                                4,000,000      3,991,450
Nationwide Building Society
  4.29%, due 1/3/06                                  4,000,000      3,998,570
Nestle Capital Corp.
  4.02%, due 1/31/06 (a)                             1,400,000      1,395,154
  4.09%, due 1/10/06                                 3,000,000      2,996,592
  4.26%, due 1/27/06                                 3,800,000      3,787,859
Private Export Funding Corp.
  4.18%, due 3/23/06 (a)                             4,000,000      3,961,915
  4.25%, due 4/18/06 (a)                             3,000,000      2,961,750
Rabobank USA Financial Corp.
  4.42%, due 5/15/06                                 2,900,000      2,851,933
Royal Bank of Canada
  4.015%, due 1/17/06                                3,675,000      3,668,032
San Paolo IMI U.S. Financial Co.
  4.07%, due 1/17/06                                 2,500,000      2,495,196
  4.31%, due 3/2/06                                    925,000        918,246
  4.38%, due 3/2/06                                  2,600,000      2,580,703
Shell International Finance B.V.
  3.95%, due 1/4/06                                  3,000,000      2,998,684
  4.30%, due 2/13/06                                 4,000,000      3,978,978
Societe Generale North America, Inc.
  4.05%, due 1/27/06                                 3,200,000      3,190,280
Svenska Handelsbanken AB
  4.01%, due 1/11/06                                 3,000,000      2,996,325
  4.50%, due 6/15/06                                 3,030,000      2,967,128
Swiss Re Financial Products
  3.86%, due 2/1/06 (a)                              3,000,000      2,989,707
Toyota Motor Credit Corp.
  4.04%, due 1/17/06                                 3,550,000      3,543,228
  4.38%, due 3/22/06                                 3,000,000      2,970,435
UBS Finance (Delaware) LLC
  4.14%, due 1/12/06                                 1,175,000      1,173,379
  4.28%, due 3/2/06                                  2,950,000      2,928,606
  4.44%, due 4/17/06                                 3,000,000      2,960,410
                                                                 ------------
                                                                  157,913,128
                                                                 ------------
CORPORATE BONDS (14.1%)
Bank of America Corp.
  7.125%, due 9/15/06                                3,000,000      3,054,838
Bank One Corp.
  6.50%, due 2/1/06                                  3,700,000      3,708,508
Citigroup, Inc.
  4.495%, due 5/19/06 (b)                            3,000,000      3,001,708
  4.625%, due 3/20/06 (b)                            3,000,000      3,001,082
FleetBoston Financial Corp.
  4.875%, due 12/1/06                                3,697,000      3,701,307

+ Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   49

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
International Business Machines Corp.
  4.875%, due 10/1/06                               $3,000,000   $  3,003,990
Morgan Stanley
  4.263%, due 1/12/07 (b)                            3,000,000      3,004,330
Royal Bank of Canada
  4.29%, due 3/16/06                                 3,000,000      2,999,841
USAA Auto Owner Trust Series 2005-3, Class A1
  4.17%, due 11/9/06                                 2,687,184      2,687,184
Wachovia Auto Owner Trust Series 2005-8, Class A1
  4.481%, due 12/20/06                               3,000,000      3,000,000
Wachovia Corp.
  4.95%, due 11/1/06                                 3,000,000      3,010,508
Wal-Mart Stores, Inc.
  4.351%, due 3/16/06 (b)                            3,050,000      3,049,353
Wells Fargo & Co.
  4.54%, due 3/3/06 (b)                              3,000,000      3,000,705
  4.581%, due 9/15/06 (b)                            3,000,000      3,002,774
                                                                 ------------
                                                                   43,226,128
                                                                 ------------
FOREIGN GOVERNMENT BONDS (2.0%)
Province of Quebec
  5.50%, due 4/11/06                                 3,000,000      3,009,694
Province of Quebec Series NY
  6.50%, due 1/17/06                                 3,000,000      3,003,569
                                                                 ------------
                                                                    6,013,263
                                                                 ------------
MEDIUM-TERM NOTES (9.4%)
American Express Credit Corp. Series B
  4.51%, due 9/19/06 (b)                             2,700,000      2,703,314
Bank One Corp.
  Series C
  4.452%, due 8/11/06 (b)                            3,350,000      3,353,461
General Electric Capital Corp.
  4.627%, due 9/18/06 (b)                            3,000,000      3,003,576
HSBC Finance Corp.
  4.266%, due 10/27/06 (b)                           3,000,000      3,001,793
Merrill Lynch & Co., Inc.
  4.697%, due 9/18/06 (b)                            3,000,000      3,004,825
  4.76%, due 3/7/06 (b)                              3,000,000      3,001,913
Morgan Stanley Group, Inc.
  4.799%, due 3/27/06 (b)                            3,000,000      3,002,058
SLM Corp.
  4.40%, due 1/25/06 (b)                             4,000,000      4,000,600
  Series A
  4.691%, due 9/15/06                                3,000,000      3,004,189
Toyota Motor Credit Corp.
  4.51%, due 6/12/06 (b)                               850,000        850,150
                                                                 ------------
                                                                   28,925,879
                                                                 ------------

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
FEDERAL AGENCIES (22.8%)
Federal Home Loan Bank (Discount Note)
  4.30%, due 4/24/06                                $4,250,000   $  4,192,129
Federal Home Loan Mortgage Corporation (Discount Notes)
  4.03%, due 1/6/06                                  2,800,000      2,798,119
  4.07%, due 1/18/06                                   700,000        698,566
  4.19%, due 3/15/06                                 2,425,000      2,404,114
  4.20%, due 3/21/06                                 3,351,000      3,319,724
  4.21%, due 1/30/06                                 3,000,000      2,989,475
  4.22%, due 4/11/06                                 2,600,000      2,569,217
  4.248%, due 2/22/06                                3,500,000      3,478,111
  4.25%, due 3/13/06                                 1,550,000      1,536,825
  4.32%, due 3/14/06                                 3,400,000      3,370,216
  4.362%, due 4/13/06                                3,700,000      3,653,824
  4.38%, due 5/2/06                                  5,150,000      5,073,557
  4.39%, due 5/9/06                                  1,325,000      1,304,157
Federal National Mortgage Association (Discount Notes)
  4.03%, due 1/3/06                                  2,700,000      2,699,093
  4.22%, due 2/8/06                                  2,200,000      2,189,943
  4.23%, due 4/5/06                                  4,400,000      4,350,885
  4.24%, due 2/13/06                                 3,825,000      3,805,178
  4.25%, due 3/8/06                                    425,000        421,639
  4.26%, due 3/15/06                                 4,175,000      4,138,441
  4.28%, due 3/1/06                                  1,625,000      1,613,408
  4.28%, due 3/31/06                                 1,675,000      1,657,077
  4.285%, due 3/8/06                                 1,675,000      1,661,642
  4.30%, due 3/29/06                                 3,000,000      2,968,467
  4.31%, due 4/26/06                                 3,000,000      2,958,337
  4.42%, due 5/26/06                                 4,300,000      4,222,920
                                                                 ------------
                                                                   70,075,064
                                                                 ------------
Total Short-Term Investments
  (Amortized Cost
  $309,152,684) (c)                                      100.7%   309,152,684
Liabilities in Excess of Cash and Other Assets            (0.7)    (2,252,200)
                                                    ----------   ------------
Net Assets                                               100.0%  $306,900,484
                                                    ==========   ============

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2005.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

 50 MainStay VP Cash Management Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

                                                     AMORTIZED
                                                        COST       PERCENT+
INDUSTRY DIVERSIFICATION
Auto Finance                                        $  5,687,184        1.9%
Banks #                                              139,456,151       45.4
Computers                                              3,003,991        1.0
Diversified Financial Services                        60,551,585       19.7
Federal Agencies                                      70,075,063       22.8
Foreign Government                                     6,013,263        2.0
Insurance                                              5,977,878        1.9
Oil - Integrated Domestic                             15,338,216        5.0
Retail Trade                                           3,049,353        1.0
                                                    ------------   --------
                                                     309,152,684      100.7
Liabilities in Excess of
  Cash and Other Assets                               (2,252,200)      (0.7)
                                                    ------------   --------
Net Assets                                          $306,900,484      100.0%
                                                    ============   ========

+    Percentages indicated are based on Portfolio net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of deposit
     and bankers' acceptances.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   51

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (amortized cost $309,152,684)                 $309,152,684
Cash                                                  30,387
Receivables:
  Fund shares sold                                 1,596,778
  Interest                                           626,417
Other assets                                           5,068
                                                ------------
    Total assets                                 311,411,334
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                             4,215,851
  Shareholder communication                           65,230
  Adviser                                             61,543
  Administrator                                       49,160
  Professional                                        30,710
  Custodian                                            5,703
Accrued expenses                                      15,483
Dividend payable                                      67,170
                                                ------------
    Total liabilities                              4,510,850
                                                ------------
Net assets                                      $306,900,484
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,069,008
Additional paid-in capital                       303,826,374
Accumulated net realized gain on investments           5,102
                                                ------------
Net assets applicable to outstanding shares     $306,900,484
                                                ============
Shares of capital stock outstanding              306,900,789
                                                ============
Net asset value per share outstanding           $       1.00
                                                ============

 52 MainStay VP Cash Management Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                        $9,767,995
                                                  ----------
EXPENSES:
  Advisory                                           758,872
  Administration                                     607,024
  Professional                                        64,110
  Custodian                                           26,030
  Shareholder communication                           25,106
  Directors                                           21,347
  Miscellaneous                                       26,178
                                                  ----------
    Total expenses before reimbursement            1,528,667
  Reimbursement from affiliates for printing and
    mailing costs (see Note 3(B))                   (605,403)
                                                  ----------
  Net expenses                                       923,264
                                                  ----------
Net investment income                              8,844,731
                                                  ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                       6,379
                                                  ----------
Net increase in net assets resulting from
  operations                                      $8,851,110
                                                  ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   53

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $   8,844,731   $   2,962,243
 Net realized gain (loss) on
  investments                           6,379          (1,277)
                                -----------------------------
 Net increase in net assets
  resulting from operations         8,851,110       2,960,966
                                -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income        (8,844,731)     (2,962,243)
 From net realized gain on
  investments                              --          (4,788)
                                -----------------------------
 Total dividends and
  distributions to
  shareholders                     (8,844,731)     (2,967,031)
                                -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          258,807,221     567,122,376
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 8,844,731       2,967,031
                                -----------------------------
                                  267,651,952     570,089,407
 Cost of shares redeemed         (269,417,403)   (621,398,239)
                                -----------------------------
  Decrease in net assets
   derived from capital share
   transactions                    (1,765,451)    (51,308,832)
                                -----------------------------
  Net decrease in net assets       (1,759,072)    (51,314,897)

NET ASSETS:
Beginning of year                 308,659,556     359,974,453
                                -----------------------------
End of year                     $ 306,900,484   $ 308,659,556
                                =============================

 54 MainStay VP Cash Management Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        YEAR ENDED DECEMBER 31,
                                    2005           2004           2003           2002           2001
Net asset value at beginning
  of year                         $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  --------       --------       --------       --------       --------
Net investment income                 0.03           0.01           0.01           0.01           0.04
Net realized and unrealized
  gain on investments                 0.00(a)        0.00(a)        0.00(a)        0.00(a)        0.00(a)
                                  --------       --------       --------       --------       --------
Total from investment
  operations                          0.03           0.01           0.01           0.01           0.04
                                  --------       --------       --------       --------       --------
Less dividends and
  distributions:
  From net investment income         (0.03)         (0.01)         (0.01)         (0.01)         (0.04)
  In excess of net investment
    income                              --          (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.00)(a)
                                  --------       --------       --------       --------       --------
Total dividends and
  distributions                      (0.03)         (0.01)         (0.01)         (0.01)         (0.04)
                                  --------       --------       --------       --------       --------
Net asset value at end of year    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  ========       ========       ========       ========       ========
Total investment return               2.96%(b)       0.85%          0.67%          1.36%          3.84%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             2.91%          0.83%          0.67%          1.33%          3.57%
    Expenses                          0.30%          0.55%          0.55%          0.55%          0.54%
    Expenses (before
      reimbursement)                  0.50%          0.55%          0.55%          0.55%          0.54%
Net assets at end of year (in
  000's)                          $306,900       $308,660       $359,974       $518,348       $481,171

(a)  Less than one cent per share.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005. (see
     Note 3(B)).

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   55

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   7.70%   -1.06%  9.05%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO              S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   ------------------             -------------            ------------------
12/31/95                                                  10000                       10000                       10000
                                                          12450                       12296                       12245
                                                          15780                       16398                       16267
                                                          19976                       21085                       20663
                                                          25962                       25521                       24984
                                                          25095                       23198                       23038
                                                          20808                       20441                       20170
                                                          15761                       15923                       15803
                                                          19918                       20491                       20526
                                                          22088                       22720                       22867
12/31/05                                                  23789                       23836                       24300

   ----- MainStay VP Common Stock Portfolio -- S&P 500 Index

   ----- Russell 1000 Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   7.39%   -1.32%  8.79%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO              S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   ------------------             -------------            ------------------
12/31/95                                                  10000                       10000                       10000
                                                          12422                       12296                       12245
                                                          15710                       16398                       16267
                                                          19841                       21085                       20663
                                                          25726                       25521                       24984
                                                          24809                       23198                       23038
                                                          20518                       20441                       20170
                                                          15503                       15923                       15803
                                                          19544                       20491                       20526
                                                          21620                       22720                       22867
12/31/05                                                  23218                       23836                       24300

   ----- MainStay VP Common Stock Portfolio -- S&P 500 Index

   ----- Russell 1000 Index

                                                              ONE    FIVE     TEN
BENCHMARKS                                                    YEAR   YEARS   YEARS
S&P 500(R) Index*                                             4.91%  0.54%   9.07%
Russell 1000(R) Index*                                        6.27   1.07    9.29

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 7.49% for the Initial Class and 7.22% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 56   MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,069.40             $1.56             $1,023.50              $1.53
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,067.75             $2.87             $1,022.25              $2.80
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.30% for Initial Class, 0.55% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amounts include nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.60 and $3.90 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $2.55 and $3.82 for the Initial Class and Service Class, respectively.

                                                    www.MAINSTAYfunds.com     57

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           98.1%
Short-Term Investments (collateral from securities lending
  is 4.6%)                                                               4.6
Investment Company                                                       2.4
Liabilities in Excess of Cash and Other Assets                          -5.1

See Portfolio of Investments on page 61 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  S&P 500 Index -- SPDR Trust Series 1
 4.  Microsoft Corp.
 5.  MBNA Corp.
 6.  Pfizer, Inc.
 7.  Intel Corp.
 8.  International Business Machines Corp.
 9.  Cisco Systems, Inc.
10.  Citigroup, Inc.

 58   MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks long-term growth of capital and normally invests at least 80% of its assets in common stock. The Portfolio's management process is based on a bottom-up, quantitative model. We seek to identify large-cap companies that have a high probability of outperforming the S&P 500(R) Index* over the following six to 12 months. The Portfolio is managed with a large-cap core orientation.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Common Stock Portfolio returned 7.70% for Initial Class shares and 7.39% for Service Class shares. Both share classes outperformed the 5.77% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. Both share classes also outperformed the 4.91% return of the S&P 500(R) Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

Strong stock selection in every sector, coupled with overweighted positions in the energy, financials, and utilities sectors, helped the Portfolio outperform the S&P 500(R) Index. The Portfolio was underweighted in consumer discretionary, the worst-performing sector in the Index. This positioning contributed to the Portfolio's strong performance.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING 2005?

A number of factors weighed heavily on the equity markets in 2005. Oil prices soared when global demand outpaced capacity. The Federal Open Market Committee raised the targeted federal funds rate eight times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Hurricanes ravaged the Gulf Coast and Florida, and General Motors faced financial setbacks.

According to Russell data, mid-capitalization stocks generally outpaced small-cap and large-cap issues in 2005. The markets favored value stocks over growth stocks at all capitalization levels.

DID YOU MAKE ANY DECISIONS THAT AFFECTED THE PORTFOLIO DURING THE YEAR?

There were no changes in the Portfolio's investment approach in 2005. We continued to adhere to our disciplined, quantitative investment process as we sought to identify attractive investment opportunities for the Portfolio.

WHAT WERE SOME OF THE PORTFOLIO'S STRONGEST-PERFORMING SECURITIES IN 2005?

On the basis of impact, which takes weightings and total returns into consideration, Apple Computer was the strongest positive contributor to the Portfolio's performance in 2005. The company's stock advanced on strong sales of the company's iPod music players. Burlington Resources, an independent oil and gas producer, benefited from elevated energy prices and also made a strong positive contribution to the Portfolio's performance. Health insurance provider UnitedHealth Group was another strong performer. Our proprietary model found all three of these stocks compelling because of their attractive valuations.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Fannie Mae, a government-sponsored provider of financial products for low-, moderate-, and middle-income families, took the largest toll on the Portfolio's performance. International Business Machines, the major computer equipment vendor and information technology services provider, had a difficult year. Verizon Communications, which provides local and long-distance phone and data services, also underperformed. The Portfolio was overweighted relative to the S&P 500(R) Index* in each of these stocks, and all of them posted negative returns for the year.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.MAINSTAYfunds.com     59

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING THE YEAR?

When our model identified semiconductor chip maker Intel as a purchase candidate, we added to the Portfolio's existing position throughout the year. Although the stock had positive performance in 2005, the Portfolio's position made a negative contribution to relative performance. We also added to the Portfolio's holdings in financial services provider American Express and in radio, television, and movie company Viacom. Our model identified both of these stocks as purchase candidates. American Express made a positive contribution to performance for the period it was held in the Portfolio. Viacom's contribution was negative.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT SALES DURING 2005?

We sold shares of global insurance company American International Group throughout the year, but retained a position in the stock. We also sold shares of Federal Home Loan, which provides funds for residential mortgages. Both of these stocks made a negative contribution to the Portfolio's performance in 2005. Retailing giant Wal-Mart, on the other hand, made a positive contribution to the Portfolio's performance. We sold a portion of the Portfolio's position during the year. All three sales were initiated when our proprietary model identified the securities as sale candidates.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE YEAR?

The Portfolio's sector weights are driven by our proprietary model, not by a process of top-down sector selection. In 2005, the Portfolio's largest sector-weighting increases were in the utilities and energy sectors. The energy sector made the largest contribution to the Portfolio's return.

The Portfolio's most significant sector-weighting decreases for the year were in information technology and financials. The Portfolio benefited from the decrease in exposure to the information technology sector, since this sector provided mediocre performance in 2005. The Portfolio still holds a modestly overweighted position in financials relative to the S&P 500(R) Index.* The Portfolio's financial holdings contributed positively to performance.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE S&P 500(R) INDEX?*

During the 12-month reporting period, the Portfolio's most significantly overweighted positions relative to the S&P 500(R) Index* were in the utilities, energy, and technology sectors. Utilities and energy were among the largest contributors to the Portfolio's performance. The Portfolio's most significantly underweighted positions relative to the S&P 500(R) Index* during 2005 were in the consumer staples, industrials, and consumer discretionary sectors. With strong stock selection, Portfolio holdings in these underweighted sectors provided better performance than sector-related stocks in the S&P 500(R) Index.*


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP COMMON STOCK PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 60   MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (98.1%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Boeing Co. (The)                                       148,184   $ 10,408,444
Goodrich Corp.                                          15,070        619,377
Honeywell International, Inc.                           34,562      1,287,434
Lockheed Martin Corp.                                   92,951      5,914,472
Precision Castparts Corp.                               27,203      1,409,387
Raytheon Co.                                            35,934      1,442,750
Rockwell Collins, Inc.                                  21,272        988,510
                                                                 ------------
                                                                   22,070,374
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.3%)
C.H. Robinson Worldwide, Inc.                           13,765        509,718
FedEx Corp.                                             13,115      1,355,960
Ryder System, Inc.                                      10,548        432,679
United Parcel Service, Inc. Class B                      9,373        704,381
                                                                 ------------
                                                                    3,002,738
                                                                 ------------
AIRLINES (0.1%)
Alaska Air Group, Inc. (a)                               3,270        116,804
Southwest Airlines Co.                                  28,165        462,751
                                                                 ------------
                                                                      579,555
                                                                 ------------
AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.                                       2,877         41,400
Dana Corp.                                               6,184         44,401
Goodyear Tire & Rubber Co. (The) (a)(b)                 43,238        751,476
Lear Corp. (b)                                           2,759         78,521
Modine Manufacturing Co.                                 2,792         90,991
Visteon Corp. (a)                                       10,930         68,422
                                                                 ------------
                                                                    1,075,211
                                                                 ------------
AUTOMOBILES (0.8%)
Ford Motor Co. (b)                                     447,310      3,453,233
General Motors Corp. (b)                                70,215      1,363,575
Harley-Davidson, Inc. (b)                               46,824      2,410,968
                                                                 ------------
                                                                    7,227,776
                                                                 ------------
BEVERAGES (0.9%)
Brown-Forman Corp. Class B                               3,357        232,707
Coca-Cola Co. (The)                                    117,410      4,732,797
Coca-Cola Enterprises, Inc.                             25,379        486,515
Constellation Brands, Inc. Class A (a)                   7,935        208,135
Pepsi Bottling Group, Inc. (The)                        28,636        819,276
PepsiCo, Inc.                                           30,756      1,817,064
                                                                 ------------
                                                                    8,296,494
                                                                 ------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a)                                        125,346      9,884,786
Applera Corp.-Applied BioSystems Group                  19,657        522,090
Biogen Idec, Inc. (a)                                   13,702        621,112


                                                        SHARES          VALUE
BIOTECHNOLOGY (CONTINUED)
Chiron Corp. (a)                                         2,864   $    127,333
Invitrogen Corp. (a)                                     2,126        141,677
Techne Corp. (a)                                         7,857        441,171
Vertex Pharmaceuticals, Inc. (a)(b)                      3,840        106,253
                                                                 ------------
                                                                   11,844,422
                                                                 ------------
BUILDING PRODUCTS (0.4%)
Masco Corp. (b)                                        106,099      3,203,129
                                                                 ------------

CAPITAL MARKETS (3.5%)
A.G. Edwards, Inc.                                       9,638        451,637
Ameriprise Financial, Inc.                              39,914      1,636,482
Bank of New York Co., Inc. (The)                        62,225      1,981,866
Charles Schwab Corp. (The)                             171,219      2,511,783
E*TRADE Financial Corp. (a)                             90,598      1,889,874
Federated Investors, Inc. Class B                       13,963        517,190
Franklin Resources, Inc.                                24,483      2,301,647
Goldman Sachs Group, Inc. (The)                         11,414      1,457,682
Janus Capital Group, Inc.                               45,066        839,580
Jefferies Group, Inc.                                    3,975        178,795
LaBranche & Co., Inc. (a)(b)                             5,108         51,642
Legg Mason, Inc.                                        27,481      3,289,201
Lehman Brothers Holdings, Inc.                          33,291      4,266,907
Merrill Lynch & Co., Inc.                               26,999      1,828,642
Morgan Stanley                                          99,802      5,662,765
Northern Trust Corp.                                    15,020        778,336
Raymond James Financial, Inc.                            4,618        173,960
State Street Corp.                                      27,035      1,498,820
T. Rowe Price Group, Inc.                               10,521        757,828
Waddell & Reed Financial, Inc. Class A                   6,630        139,031
                                                                 ------------
                                                                   32,213,668
                                                                 ------------
CHEMICALS (0.4%)
E.I. du Pont de Nemours & Co.                           35,404      1,504,670
Eastman Chemical Co.                                     2,899        149,559
FMC Corp. (a)                                            2,959        157,330
Lyondell Chemical Co. (b)                               16,557        394,388
Monsanto Co.                                            10,739        832,595
Olin Corp.                                               5,758        113,317
Rohm & Haas Co.                                          5,880        284,710
Scotts Miracle-Gro Co. (The) Class A                     5,468        247,372
Sensient Technologies Corp.                              9,626        172,305
                                                                 ------------
                                                                    3,856,246
                                                                 ------------
COMMERCIAL BANKS (2.7%)
Bank of America Corp.                                   31,650      1,460,647
Bank of Hawaii Corp.                                     4,220        217,499

+ Percentages indicated are based on Portfolio net assets.
++ Less than one tenth of a percent.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   61


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
BB&T Corp.                                              89,044   $  3,731,834
City National Corp.                                      1,666        120,685
Comerica, Inc.                                          41,366      2,347,934
Compass Bancshares, Inc.                                15,145        731,352
Cullen/Frost Bankers, Inc.                               3,749        201,246
Huntington Bancshares, Inc. (b)                          8,595        204,131
KeyCorp                                                 59,182      1,948,863
National City Corp.                                    137,373      4,611,612
Regions Financial Corp.                                 18,496        631,823
SunTrust Banks, Inc.                                    19,578      1,424,495
SVB Financial Group (a)                                  1,530         71,665
U.S. Bancorp                                            11,129        332,646
Unizan Financial Corp.                                  26,803        711,888
Wachovia Corp.                                          12,170        643,306
Wells Fargo & Co.                                       81,313      5,108,896
Wilmington Trust Corp.                                   5,463        212,565
Zions Bancorporation                                     3,654        276,096
                                                                 ------------
                                                                   24,989,183
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Adesa, Inc.                                              3,574         87,277
Allied Waste Industries, Inc. (a)(b)                    28,607        250,025
Brink's Co. (The)                                        2,258        108,181
Cendant Corp.                                          209,719      3,617,653
Corporate Executive Board Co. (The)                      4,919        441,234
Dun & Bradstreet Corp. (The) (a)                        11,760        787,450
Equifax, Inc.                                           26,731      1,016,313
Herman Miller, Inc.                                      2,901         81,779
HNI Corp.                                                6,764        371,547
Monster Worldwide, Inc. (a)(b)                           9,872        402,975
Republic Services, Inc.                                 15,434        579,547
Robert Half International, Inc.                         20,906        792,128
Stericycle, Inc. (a)                                     1,795        105,690
Waste Management, Inc.                                 112,249      3,406,757
                                                                 ------------
                                                                   12,048,556
                                                                 ------------
COMMUNICATIONS EQUIPMENT (3.2%)
ADC Telecommunications, Inc. (a)                         4,674        104,417
ADTRAN, Inc.                                             8,386        249,400
V  Cisco Systems, Inc. (a)                             828,953     14,191,675
CommScope, Inc. (a)                                      2,401         48,332
Corning, Inc. (a)                                      235,241      4,624,838
Dycom Industries, Inc. (a)                               4,551        100,122
Harris Corp.                                             6,391        274,877
Motorola, Inc.                                         380,415      8,593,575
Powerwave Technologies, Inc. (a)(b)                     17,405        218,781
QUALCOMM, Inc.                                           1,917         82,584


                                                        SHARES          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Scientific-Atlanta, Inc.                                 4,687   $    201,869
Tellabs, Inc. (a)                                       18,028        196,505
                                                                 ------------
                                                                   28,886,975
                                                                 ------------
COMPUTERS & PERIPHERALS (4.7%)
Apple Computer, Inc. (a)                                64,371      4,627,631
Dell, Inc. (a)                                         232,602      6,975,734
Hewlett-Packard Co.                                    444,676     12,731,074
Imation Corp.                                            8,363        385,283
V  International Business Machines Corp.               190,246     15,638,221
Lexmark International, Inc. Class A (a)                 14,223        637,617
QLogic Corp. (a)                                         6,338        206,048
SanDisk Corp. (a)                                        7,352        461,853
Sun Microsystems, Inc. (a)                             134,919        565,311
Western Digital Corp. (a)                               10,262        190,976
                                                                 ------------
                                                                   42,419,748
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                              4,183        323,179
Granite Construction, Inc.                               4,066        146,010
Quanta Services, Inc. (a)(b)                            27,334        359,989
                                                                 ------------
                                                                      829,178
                                                                 ------------
CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials, Inc.                         11,427        876,679
Vulcan Materials Co.                                    20,994      1,422,343
                                                                 ------------
                                                                    2,299,022
                                                                 ------------
CONSUMER FINANCE (3.9%)
American Express Co.                                   205,372     10,568,443
AmeriCredit Corp. (a)                                   34,956        895,922
Capital One Financial Corp.                             36,630      3,164,832
V  MBNA Corp.                                          772,691     20,986,288
                                                                 ------------
                                                                   35,615,485
                                                                 ------------
CONTAINERS & PACKAGING (0.1%)
Longview Fibre Co.                                       4,089         85,092
Pactiv Corp. (a)(b)                                     30,222        664,884
                                                                 ------------
                                                                      749,976
                                                                 ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co. (b)                                   12,147        533,496
                                                                 ------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc. Class A (a)                           2,409        145,648
Career Education Corp. (a)(b)                            8,189        276,133
Education Management Corp. (a)                           8,259        276,759
H&R Block, Inc.                                         26,650        654,257
Sotheby's Holdings, Inc. Class A (a)                     1,843         33,837
                                                                 ------------
                                                                    1,386,634
                                                                 ------------

 62 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.9%)
CIT Group, Inc.                                         42,324   $  2,191,537
V  Citigroup, Inc.                                     285,874     13,873,465
JPMorgan Chase & Co.                                   124,795      4,953,114
Moody's Corp.                                           30,529      1,875,091
Principal Financial Group, Inc.                         70,086      3,324,179
                                                                 ------------
                                                                   26,217,386
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
AT&T, Inc.                                             506,179     12,396,324
CenturyTel, Inc.                                        32,233      1,068,846
Cincinnati Bell, Inc. (a)                               60,623        212,787
Citizens Communications Co.                             55,580        679,743
Qwest Communications International, Inc. (a)(b)        317,763      1,795,361
Verizon Communications, Inc.                           274,597      8,270,862
                                                                 ------------
                                                                   24,423,923
                                                                 ------------
ELECTRIC UTILITIES (2.5%)
Allegheny Energy, Inc. (a)                              32,202      1,019,193
American Electric Power Co., Inc.                       96,229      3,569,134
Cinergy Corp.                                          150,704      6,398,892
DPL, Inc.                                               10,090        262,441
Edison International                                    80,504      3,510,779
Entergy Corp.                                           44,236      3,036,801
FirstEnergy Corp.                                       47,926      2,347,895
Great Plains Energy, Inc.                                2,951         82,510
Pepco Holdings, Inc.                                     7,776        173,949
Pinnacle West Capital Corp. (b)                          3,330        137,695
Sierra Pacific Resources (a)                            22,158        288,940
Southern Co. (The) (b)                                  56,696      1,957,713
Westar Energy, Inc.                                      3,495         75,142
                                                                 ------------
                                                                   22,861,084
                                                                 ------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.                                    17,878      1,335,487
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc. (a)                          77,766      2,588,830
Arrow Electronics, Inc. (a)                             29,155        933,835
Avnet, Inc. (a)                                         24,060        575,996
CDW Corp.                                                2,524        145,307
Plexus Corp. (a)                                         5,815        132,233
Sanmina-SCI Corp. (a)                                   65,506        279,056
Solectron Corp. (a)                                    241,015        882,115
Tech Data Corp. (a)                                      2,295         91,066
                                                                 ------------
                                                                    5,628,438
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.9%)
BJ Services Co.                                         13,971        512,317
Cooper Cameron Corp. (a)                                17,486        723,920
Grant Prideco, Inc. (a)                                  5,009        220,997
Helmerich & Payne, Inc.                                 12,646        782,914


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Patterson-UTI Energy, Inc.                               6,836   $    225,246
Pride International, Inc. (a)                           12,685        390,064
Schlumberger, Ltd.                                      17,331      1,683,707
Transocean, Inc. (a)                                    52,775      3,677,890
                                                                 ------------
                                                                    8,217,055
                                                                 ------------
FOOD & STAPLES RETAILING (1.2%)
Albertson's, Inc. (b)                                   81,787      1,746,152
Kroger Co. (The) (a)                                    98,207      1,854,148
Safeway, Inc. (b)                                       74,526      1,763,285
SUPERVALU, INC                                          27,726        900,540
Wal-Mart Stores, Inc.                                   98,126      4,592,297
Whole Foods Market, Inc. (b)                             5,296        409,857
                                                                 ------------
                                                                   11,266,279
                                                                 ------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.                             126,945      3,130,464
ConAgra Foods, Inc.                                     10,953        222,127
Dean Foods Co. (a)                                      36,286      1,366,531
General Mills, Inc.                                     57,919      2,856,565
JM Smucker Co. (The)                                     2,366        104,104
Kellogg Co.                                             15,424        666,625
McCormick & Co., Inc.                                   21,747        672,417
Tyson Foods, Inc. Class A (b)                           31,383        536,649
                                                                 ------------
                                                                    9,555,482
                                                                 ------------
GAS UTILITIES (0.3%)
Equitable Resources, Inc.                               24,922        914,388
National Fuel Gas Co.                                    6,794        211,905
Nicor, Inc.                                             10,889        428,047
Questar Corp.                                           10,566        799,846
                                                                 ------------
                                                                    2,354,186
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Bausch & Lomb, Inc. (b)                                  6,229        422,949
Baxter International, Inc.                              98,341      3,702,539
Beckman Coulter, Inc.                                    2,577        146,631
Becton, Dickinson & Co.                                 10,174        611,254
Cytyc Corp. (a)                                          4,594        129,689
Guidant Corp.                                            8,610        557,497
Hospira, Inc. (a)                                       29,850      1,276,983
Intuitive Surgical, Inc. (a)                             1,399        164,061
PerkinElmer, Inc.                                       10,493        247,215
Thermo Electron Corp. (a)                                6,390        192,531
Varian Medical Systems, Inc. (a)                        26,875      1,352,888
Varian, Inc. (a)                                         2,672        106,319
Waters Corp. (a)                                         4,456        168,437
                                                                 ------------
                                                                    9,078,993
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.4%)
Aetna, Inc.                                             71,364      6,730,339
AmerisourceBergen Corp.                                 51,492      2,131,769
Apria Healthcare Group, Inc. (a)                         6,136        147,939
Cardinal Health, Inc.                                  105,535      7,255,531

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   63


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Caremark Rx, Inc. (a)                                   72,309   $  3,744,883
CIGNA Corp.                                             21,523      2,404,119
Community Health Systems, Inc. (a)                      12,131        465,103
Coventry Health Care, Inc. (a)                          26,524      1,510,807
Health Net, Inc. (a)                                    27,868      1,436,595
Humana, Inc. (a)                                        39,988      2,172,548
Lincare Holdings, Inc. (a)                              11,980        502,082
Manor Care, Inc.                                        13,024        517,964
McKesson Corp.                                          74,925      3,865,381
Medco Health Solutions, Inc. (a)                        11,452        639,022
Omnicare, Inc.                                           4,250        243,185
Tenet Healthcare Corp. (a)                              19,153        146,712
Triad Hospitals, Inc. (a)                                6,827        267,823
UnitedHealth Group, Inc.                               212,627     13,212,642
Universal Health Services, Inc. Class B (b)             13,830        646,414
WellPoint, Inc. (a)                                     11,700        933,543
                                                                 ------------
                                                                   48,974,401
                                                                 ------------
HEALTH CARE-SERVICES (0.4%)
HCA, Inc.                                               72,347      3,653,524
                                                                 ------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Boyd Gaming Corp.                                        2,717        129,492
Brinker International, Inc. (b)                         18,115        700,326
CBRL Group, Inc.                                         7,779        273,432
Darden Restaurants, Inc.                                33,818      1,314,844
GTECH Holdings Corp.                                    19,114        606,678
Hilton Hotels Corp.                                     29,820        718,960
Marriott International, Inc. Class A                     7,381        494,306
Ruby Tuesday, Inc. (b)                                   8,014        207,482
Wendy's International, Inc.                              4,644        256,627
Yum! Brands, Inc.                                       58,771      2,755,184
                                                                 ------------
                                                                    7,457,331
                                                                 ------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class A                        16,631        365,383
Black & Decker Corp. (The) (b)                           3,056        265,750
Furniture Brands International, Inc.                    10,784        240,807
Maytag Corp.                                            11,941        224,730
Newell Rubbermaid, Inc.                                 67,943      1,615,685
Ryland Group, Inc.                                       1,935        139,572
Toll Brothers, Inc. (a)(b)                              26,185        907,048
Tupperware Brands Corp.                                 11,074        248,058
Whirlpool Corp. (b)                                      5,405        452,723
                                                                 ------------
                                                                    4,459,756
                                                                 ------------
HOUSEHOLD PRODUCTS (2.5%)
Church & Dwight Co., Inc.                                5,172        170,831
Clorox Co. (The)                                        25,395      1,444,722


                                                        SHARES          VALUE
HOUSEHOLD PRODUCTS (CONTINUED)
Colgate-Palmolive Co.                                   23,287   $  1,277,292
Energizer Holdings, Inc. (a)                            14,487        721,308
Kimberly-Clark Corp.                                   117,699      7,020,745
Procter & Gamble Co. (The)                             201,773     11,678,642
                                                                 ------------
                                                                   22,313,540
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
AES Corp. (The) (a)                                     73,401      1,161,938
Black Hills Corp.                                        1,323         45,789
Constellation Energy Group, Inc.                        29,292      1,687,219
TXU Corp.                                              115,556      5,799,756
                                                                 ------------
                                                                    8,694,702
                                                                 ------------
INDUSTRIAL CONGLOMERATES (2.8%)
3M Co.                                                   2,590        200,725
V  General Electric Co.                                689,891     24,180,680
Teleflex, Inc.                                           6,720        436,666
Textron, Inc.                                           11,018        848,166
                                                                 ------------
                                                                   25,666,237
                                                                 ------------
INSURANCE (7.7%)
ACE, Ltd.                                               70,184      3,750,633
AFLAC, Inc.                                            123,646      5,739,647
Allstate Corp. (The)                                    51,409      2,779,685
American Financial Group, Inc.                           8,075        309,353
American International Group, Inc.                     125,688      8,575,692
AmerUs Group Co.                                         7,073        400,827
Aon Corp.                                               78,545      2,823,693
Arthur J. Gallagher & Co.                                4,646        143,468
Chubb Corp. (The)                                       40,165      3,922,112
Everest Re Group, Ltd.                                   7,867        789,453
Fidelity National Financial, Inc.                       13,992        514,766
First American Corp.                                     3,872        175,402
Hanover Insurance Group, Inc. (The)                      2,188         91,393
Hartford Financial Services Group, Inc. (The)           18,156      1,559,419
HCC Insurance Holdings, Inc.                            12,624        374,680
Horace Mann Educators Corp.                              5,160         97,834
Lincoln National Corp.                                   8,381        444,444
Loews Corp.                                             22,365      2,121,320
MBIA, Inc. (b)                                          11,077        666,392
MetLife, Inc. (b)                                      174,062      8,529,038
Old Republic International Corp.                         7,373        193,615
Progressive Corp. (The) (b)                             40,731      4,756,566
Protective Life Corp.                                   17,121        749,386
Prudential Financial, Inc.                             103,489      7,574,360
SAFECO Corp.                                            13,213        746,535
St. Paul Travelers Cos., Inc. (The)                    167,057      7,462,436
StanCorp Financial Group, Inc.                           4,405        220,030
Torchmark Corp.                                          8,479        471,432
UnumProvident Corp. (b)                                 72,617      1,652,037

 64 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
W.R. Berkley Corp.                                      28,133   $  1,339,693
XL Capital Ltd. Class A                                 23,300      1,569,954
                                                                 ------------
                                                                   70,545,295
                                                                 ------------
IT SERVICES (1.5%)
Acxiom Corp.                                            19,993        459,839
Ceridian Corp. (a)                                      17,857        443,746
Cognizant Technology Solutions Corp. Class A (a)         5,300        266,855
Computer Sciences Corp. (a)                             45,504      2,304,323
CSG Systems International, Inc. (a)                     12,188        272,036
DST Systems, Inc. (a)(b)                                11,490        688,366
First Data Corp.                                       190,836      8,207,856
Fiserv, Inc. (a)                                         8,153        352,780
MoneyGram International, Inc.                            3,457         90,159
MPS Group, Inc. (a)                                      8,145        111,342
Sabre Holdings Corp. Class A                            10,737        258,869
Unisys Corp. (a)                                        11,706         68,246
                                                                 ------------
                                                                   13,524,417
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick Corp.                                          3,938        160,119
Eastman Kodak Co. (b)                                   11,757        275,114
Hasbro, Inc.                                            28,533        575,796
                                                                 ------------
                                                                    1,011,029
                                                                 ------------
MACHINERY (0.5%)
Cummins, Inc. (b)                                        7,419        665,707
Eaton Corp.                                              6,029        404,486
Federal Signal Corp.                                     3,876         58,179
Illinois Tool Works, Inc. (b)                           14,032      1,234,676
Ingersoll-Rand Co. Class A                              17,566        709,139
Joy Global, Inc.                                        15,131        605,240
Navistar International Corp. (a)                         2,525         72,266
Nordson Corp.                                            3,928        159,123
Parker-Hannifin Corp.                                   14,549        959,652
SPX Corp.                                                3,094        141,612
                                                                 ------------
                                                                    5,010,080
                                                                 ------------
MARINE (0.0%)++
Alexander & Baldwin, Inc.                                3,552        192,660
                                                                 ------------

MEDIA (1.7%)
Catalina Marketing Corp.                                 3,327         84,339
CBS Corp. Class B                                            1             13
CCE Spinco, Inc. (When Issued) (a)                           1             10
Clear Channel Communications, Inc.                      89,253      2,807,007
Comcast Corp. Class A (a)(b)                             5,890        152,904
Emmis Communications Corp. Class A (a)(b)                8,209        163,441


                                                        SHARES          VALUE
MEDIA (CONTINUED)
Entercom Communications Corp. (a)                        3,067   $     90,998
Gannett Co., Inc.                                       30,561      1,851,080
Knight-Ridder, Inc.                                      2,806        177,620
McGraw-Hill Cos., Inc. (The)                            30,171      1,557,729
Media General, Inc. Class A                                987         50,041
Omnicom Group, Inc.                                     14,886      1,267,245
Readers Digest Association, Inc. (The)                   7,993        121,653
Time Warner, Inc.                                       50,780        885,603
Viacom Inc. Class B (a)                                150,924      6,210,502
Walt Disney Co. (The)                                    4,164         99,811
Westwood One, Inc.                                       5,350         87,205
                                                                 ------------
                                                                   15,607,201
                                                                 ------------
METALS & MINING (0.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B (b)        44,124      2,373,871
Nucor Corp. (b)                                          7,717        514,878
Phelps Dodge Corp.                                      24,107      3,468,274
Steel Dynamics, Inc.                                     3,485        123,752
United States Steel Corp.                               14,131        679,277
                                                                 ------------
                                                                    7,160,052
                                                                 ------------
MULTILINE RETAIL (1.3%)
Big Lots, Inc. (a)                                       4,607         55,330
Dillard's, Inc. Class A                                  8,287        205,683
Dollar Tree Stores, Inc. (a)                            21,996        526,584
Federated Department Stores, Inc.                       33,044      2,191,809
J.C. Penney Co., Inc. (b)                               41,046      2,282,158
Nordstrom, Inc.                                         56,336      2,106,966
Saks, Inc. (a)(b)                                       23,220        391,489
Sears Holdings Corp. (a)(b)                              9,012      1,041,156
Target Corp.                                            56,813      3,123,011
                                                                 ------------
                                                                   11,924,186
                                                                 ------------
MULTI-UTILITIES (1.7%)
Alliant Energy Corp.                                     9,452        265,034
Centerpoint Energy, Inc. (b)                            62,114        798,165
CMS Energy Corp. (a)(b)                                 16,226        235,439
MDU Resources Group, Inc.                               14,828        485,469
NiSource, Inc.                                          18,924        394,755
PG&E Corp.                                              90,613      3,363,555
Public Service Enterprise Group, Inc. (b)              128,377      8,340,654
Puget Energy, Inc.                                       4,128         84,294
SCANA Corp.                                             13,841        545,059
TECO Energy, Inc.                                        7,965        136,839
Wisconsin Energy Corp.                                   9,611        375,406
Xcel Energy, Inc.                                        4,660         86,024
                                                                 ------------
                                                                   15,110,693
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   65


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                         38,652   $    566,252
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (10.0%)
Amerada Hess Corp.                                      16,920      2,145,794
Anadarko Petroleum Corp.                                44,172      4,185,297
Arch Coal, Inc.                                          2,618        208,131
Burlington Resources, Inc.                              81,703      7,042,799
Chevron Corp.                                           87,855      4,987,528
ConocoPhillips                                         134,796      7,842,431
Devon Energy Corp.                                     110,459      6,908,106
El Paso Corp .(b)                                       14,508        176,417
EOG Resources, Inc.                                     10,817        793,643
V  ExxonMobil Corp.                                    500,639     28,120,893
Forest Oil Corp. (a)                                       894         40,740
Kerr-McGee Corp.                                        26,893      2,443,498
Marathon Oil Corp.                                      60,710      3,701,489
Newfield Exploration Co. (a)                            17,501        876,275
Occidental Petroleum Corp.                              96,878      7,738,615
Overseas Shipholding Group, Inc.                         1,286         64,802
Peabody Energy Corp.                                    10,978        904,807
Pioneer Natural Resources Co.                           19,540      1,001,816
Plains Exploration & Production Co. (a)                  8,074        320,780
Pogo Producing Co. (b)                                  12,338        614,556
Southwestern Energy Co. (a)                              1,039         37,342
Sunoco, Inc. (b)                                        33,652      2,637,644
Valero Energy Corp.                                    139,273      7,186,487
Williams Cos., Inc. (The)                               50,579      1,171,915
                                                                 ------------
                                                                   91,151,805
                                                                 ------------
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                                  4,210        141,498
Louisiana-Pacific Corp.                                  9,827        269,948
MeadWestvaco Corp.                                      30,676        859,848
Potlatch Corp.                                           3,619        184,497
Weyerhaeuser Co.                                         5,291        351,005
                                                                 ------------
                                                                    1,806,796
                                                                 ------------
PHARMACEUTICALS (5.0%)
Allergan, Inc.                                           5,285        570,569
Forest Laboratories, Inc. (a)                           83,648      3,402,801
Johnson & Johnson                                      176,588     10,612,939
King Pharmaceuticals, Inc. (a)                          49,660        840,247
Merck & Co., Inc.                                      307,569      9,783,770
Mylan Laboratories, Inc.                                12,205        243,612
V  Pfizer, Inc.                                        832,178     19,406,391
Watson Pharmaceuticals, Inc. (a)                        17,058        554,556
                                                                 ------------
                                                                   45,414,885
                                                                 ------------


                                                        SHARES          VALUE
REAL ESTATE (0.2%)
Apartment Investment & Management Co. Class A            3,817   $    144,550
Equity Office Properties Trust                          16,303        494,470
Highwoods Properties, Inc.                               2,165         61,594
New Plan Excel Realty Trust                              8,308        192,579
Public Storage, Inc.                                    14,431        977,267
Rayonier, Inc.                                           3,000        119,550
                                                                 ------------
                                                                    1,990,010
                                                                 ------------
ROAD & RAIL (0.8%)
Burlington Northern Santa Fe Corp.                      33,515      2,373,532
CNF, Inc.                                                6,483        362,335
CSX Corp.                                               17,386        882,687
Norfolk Southern Corp.                                  83,265      3,732,770
Swift Transportation Co., Inc. (a)                       9,477        192,383
                                                                 ------------
                                                                    7,543,707
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Advanced Micro Devices, Inc. (a)                        27,739        848,813
Fairchild Semiconductor International, Inc. (a)          4,740         80,153
Freescale Semiconductor, Inc. Class B (a)              100,351      2,525,835
V  Intel Corp.                                         711,080     17,748,557
Intersil Corp. Class A                                  12,421        309,034
Lam Research Corp. (a)                                  16,502        588,791
LSI Logic Corp. (a)(b)                                  64,029        512,232
MEMC Electronic Materials, Inc. (a)                      6,780        150,313
Micron Technology, Inc. (a)(b)                         102,122      1,359,244
National Semiconductor Corp.                            85,184      2,213,080
Novellus Systems, Inc. (a)                               5,393        130,079
NVIDIA Corp. (a)                                        12,757        466,396
Silicon Laboratories, Inc. (a)                           1,789         65,585
Texas Instruments, Inc.                                308,796      9,903,088
                                                                 ------------
                                                                   36,901,200
                                                                 ------------
SOFTWARE (3.6%)
Activision, Inc. (a)                                    10,789        148,241
Advent Software, Inc. (a)                                  666         19,254
Autodesk, Inc.                                          33,984      1,459,613
BMC Software, Inc. (a)                                  53,963      1,105,702
Cadence Design Systems, Inc. (a)(b)                     11,373        192,431
Citrix Systems, Inc. (a)                                13,632        392,329
Compuware Corp. (a)                                     93,136        835,430
Fair Isaac Corp. (b)                                    10,740        474,386
Intuit, Inc. (a)                                        37,216      1,983,613
McAfee, Inc. (a)                                        40,210      1,090,897
Mercury Interactive Corp. (a)                            3,489         96,959
V  Microsoft Corp.                                     834,990     21,834,989
Novell, Inc. (a)                                        78,559        693,676

 66 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SOFTWARE (CONTINUED)
Parametric Technology Corp. (a)                         20,457   $    124,788
Reynolds & Reynolds Co. (The) Class A                    4,183        117,417
Siebel Systems, Inc.                                    20,494        216,827
Sybase, Inc. (a)                                         7,301        159,600
Symantec Corp. (a)                                      51,018        892,815
Synopsys, Inc. (a)                                      35,374        709,602
                                                                 ------------
                                                                   32,548,569
                                                                 ------------
SPECIALTY RETAIL (2.3%)
Abercrombie & Fitch Co. Class A (b)                     14,434        940,808
Advance Auto Parts, Inc. (a)                             8,769        381,101
Aeropostale, Inc. (a)                                    2,227         58,570
American Eagle Outfitters, Inc.                          5,836        134,111
AnnTaylor Stores Corp. (a)                               8,921        307,953
AutoNation, Inc. (a)                                    21,815        474,040
AutoZone, Inc. (a)                                      14,534      1,333,495
Barnes & Noble, Inc.                                    14,097        601,519
Best Buy Co., Inc.                                      43,322      1,883,641
Borders Group, Inc.                                     11,679        253,084
Chico's FAS, Inc. (a)                                    7,283        319,942
Circuit City Stores, Inc.                                8,096        182,889
Claire's Stores, Inc.                                   12,007        350,845
GameStop Corp. Class A (a)(b)                              949         30,197
Gap, Inc. (The)                                         94,670      1,669,979
Home Depot, Inc. (The)                                 121,135      4,903,545
Limited Brands, Inc.                                    45,007      1,005,906
Michaels Stores, Inc.                                   16,380        579,361
Office Depot, Inc. (a)                                  77,234      2,425,148
OfficeMax, Inc.                                          5,981        151,678
O'Reilly Automotive, Inc. (a)                            4,295        137,483
Pacific Sunwear of California, Inc. (a)(b)               9,354        233,102
Payless ShoeSource, Inc. (a)                            16,754        420,525
RadioShack Corp.                                        11,007        231,477
Rent-A-Center, Inc. (a)                                 17,854        336,726
Ross Stores, Inc. (b)                                    7,094        205,017
Sherwin-Williams Co. (The)                                 962         43,694
Staples, Inc.                                           49,673      1,128,074
Tiffany & Co. (b)                                        5,831        223,269
TJX Cos., Inc. (The)                                    19,398        450,616
                                                                 ------------
                                                                   21,397,795
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Coach, Inc. (a)                                         30,835      1,028,039
Jones Apparel Group, Inc.                               14,352        440,893


                                                        SHARES          VALUE
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
NIKE, Inc. Class B                                       7,245   $    628,794
Polo Ralph Lauren Corp.                                  2,471        138,722
Reebok International, Ltd.                               4,035        234,958
Timberland Co. Class A (a)                               4,583        149,177
                                                                 ------------
                                                                    2,620,583
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp.                             24,276        829,996
Fannie Mae                                              92,724      4,525,858
Freddie Mac                                             13,632        890,851
Independence Community Bank Corp.                       18,640        740,567
IndyMac Bancorp, Inc.                                    2,609        101,803
PMI Group, Inc. (The)                                    3,753        154,136
Radian Group, Inc.                                      14,227        833,560
Washington Mutual, Inc.                                103,491      4,501,858
                                                                 ------------
                                                                   12,578,629
                                                                 ------------
TOBACCO (0.8%)
Altria Group, Inc.                                      85,667      6,401,038
Reynolds American, Inc. (b)                              6,853        653,296
UST, Inc.                                               13,462        549,653
                                                                 ------------
                                                                    7,603,987
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
GATX Corp.                                               8,224        296,722
MSC Industrial Direct Co. Class A                        4,329        174,112
United Rentals, Inc. (a)(b)                             11,495        268,868
                                                                 ------------
                                                                      739,702
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Sprint Nextel Corp.                                    192,791      4,503,598
Telephone & Data Systems, Inc.                           4,443        160,081
                                                                 ------------
                                                                    4,663,679
                                                                 ------------
Total Common Stocks
  (Cost $820,034,462)                                             892,898,882
                                                                 ------------

INVESTMENT COMPANY (2.4%)
-----------------------------------------------------------------------------
CAPITAL MARKETS (2.4%)
V  S&P 500 Index-SPDR Trust Series 1 (c)               178,400     22,198,312
                                                                 ------------
Total Investment Company
  (Cost $22,350,474)                                               22,198,312
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   67

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (4.6%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (d)(e)                         $1,854,014      1,854,014
                                                                 ------------
Total Certificate of Deposit
  (Cost $1,854,014)                                                 1,854,014
                                                                 ------------
COMMERCIAL PAPER (1.0%)
CIESCO, Inc.
  4.295%, due 1/26/06 (d)                              937,785        937,785
Clipper Receivables Corp.
  4.274%, due 1/17/06 (d)                              515,022        515,022
Compass Securitization
  4.267%, due 1/5/06 (d)                               783,946        783,946
General Electric Capital Corp.
  4.25%, due 1/24/06 (d)                             2,611,334      2,611,334
Paradigm Funding LLC
  4.276%, due 1/6/06 (d)                               784,548        784,548
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (d)                             1,324,296      1,324,296
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (d)                            1,314,219      1,314,219
Ranger Funding LLC
  4.269%, due 1/11/06 (d)                            1,324,296      1,324,296
                                                                 ------------
Total Commercial Paper
  (Cost $9,595,446)                                                 9,595,446
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money Market Fund (d)                780,869        780,869
                                                                 ------------
Total Investment Company
  (Cost $780,869)                                                     780,869
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
TIME DEPOSITS (3.3%)
Abbey National PLC
  4.29%, due 1/3/06 (d)                             $2,383,732      2,383,732
Bank of America
  4.27%, due 1/27/06 (d)(e)                          2,118,873      2,118,873
Bank of Montreal
  4.25%, due 1/17/06 (d)                             2,118,873      2,118,873
BNP Paribas
  4.265%, due 1/26/06 (d)                            3,443,168      3,443,168
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (d)                             1,748,070      1,748,070

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Dexia Group
  4.265%, due 1/6/06 (d)                            $2,118,873   $  2,118,873
Fortis Bank
  4.25%, due 1/9/06 (d)                              1,589,155      1,589,155
Halifax Bank of Scotland
  4.26%, due 1/31/06 (d)                             2,118,873      2,118,873
Rabobank Nederland
  4.25%, due 1/27/06 (d)                             1,854,014      1,854,014
Royal Bank of Scotland
  4.26%, due 1/6/06 (d)                              2,648,591      2,648,591
Societe Generale
  4.30%, due 1/30/06 (d)                             1,324,296      1,324,296
Toronto Dominion Bank
  4.30%, due 1/26/06 (d)                             1,324,296      1,324,296
UBS AG
  4.26%, due 1/19/06 (d)                             2,648,591      2,648,591
  4.29%, due 1/12/06 (d)                             1,854,014      1,854,014
Wells Fargo & Co.
  4.34%, due 1/13/06 (d)                               529,718        529,718
                                                                 ------------
Total Time Deposits
  (Cost $29,823,137)                                               29,823,137
                                                                 ------------
Total Short-Term Investments
  (Cost $42,053,466)                                               42,053,466
                                                                 ------------
Total Investments
  (Cost $884,438,402) (f)                                105.1%   957,150,660(g)
Liabilities in Excess of Cash and Other Assets            (5.1)   (46,731,097)
                                                    ----------   ------------
Net Assets                                               100.0%  $910,419,563
                                                    ==========   ============

 ++  Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(f)  The cost for federal income tax purposes is $890,566,328.
(g) At December 31, 2005 net unrealized appreciation was $66,584,332, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $97,424,604 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $30,840,272.

 68 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $884,438,402) including
  $40,602,710 market value of securities
  loaned                                        $957,150,660
Cash                                               7,710,435
Receivables:
  Investment securities sold                      14,258,873
  Dividends and interest                           1,070,438
  Fund shares sold                                   109,492
Other assets                                          15,768
                                                ------------
    Total assets                                 980,315,666
                                                ------------
LIABILITIES:
Securities lending collateral                     42,053,466
Payables:
  Investment securities purchased                 26,841,840
  Fund shares redeemed                               358,531
  Shareholder communication                          196,544
  Adviser                                            195,718
  Administrator                                      156,574
  Professional                                        45,108
  Custodian                                           21,811
  NYLIFE Distributors                                  9,955
Accrued expenses                                      16,556
                                                ------------
    Total liabilities                             69,896,103
                                                ------------
Net assets                                      $910,419,563
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    399,167
  Service Class                                       21,941
Additional paid-in capital                       816,093,500
Accumulated undistributed net investment
  income                                           5,435,254
Accumulated undistributed net realized gain on
  investments                                     15,757,443
Net unrealized appreciation on investments        72,712,258
                                                ------------
Net assets                                      $910,419,563
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $863,108,683
                                                ============
Shares of capital stock outstanding               39,916,677
                                                ============
Net asset value per share outstanding           $      21.62
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 47,310,880
                                                ============
Shares of capital stock outstanding                2,194,118
                                                ============
Net asset value per share outstanding           $      21.56
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   69

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                      $17,119,997
  Income from securities loaned -- net                44,052
  Interest                                            12,448
                                                 -----------
    Total income                                  17,176,497
                                                 -----------
EXPENSES:
  Advisory                                         2,286,419
  Administration                                   1,829,135
  Professional                                       124,327
  Distribution and service -- Service Class           98,722
  Custodian                                           95,853
  Shareholder communication                           90,215
  Directors                                           60,238
  Miscellaneous                                       60,798
                                                 -----------
    Total expenses before reimbursement            4,645,707
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))             (1,801,202)
                                                 -----------
  Net expenses                                     2,844,505
                                                 -----------
Net investment income                             14,331,992
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  51,120,445
Net change in unrealized appreciation on
  investments                                      1,069,341
                                                 -----------
Net realized and unrealized gain on investments   52,189,786
                                                 -----------
Net increase in net assets resulting from
  operations                                     $66,521,778
                                                 ===========

 70 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005            2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $  14,331,992   $  12,799,871
 Net realized gain on
  investments                      51,120,445     148,353,610
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions                --         160,608
 Net change in unrealized
  appreciation on investments       1,069,341     (65,086,231)
                                -----------------------------
 Net increase in net assets
  resulting from operations        66,521,778      96,227,858
                                -----------------------------
Dividends and distributions to
  shareholders:
 From net investment income:
  Initial Class                    (8,478,545)    (12,327,924)
  Service Class                      (384,818)       (383,179)
 From net realized gain on investments:
  Initial Class                   (10,179,883)             --
  Service Class                      (557,684)             --
                                -----------------------------
 Total dividends and
    distributions to
    shareholders                  (19,600,930)    (12,711,103)
                                -----------------------------
Capital share transactions:
 Net proceeds from sale of
    shares:
  Initial Class                     9,627,760      91,409,988
  Service Class                    13,817,383      20,966,187
 Net asset value of shares
   issued to shareholders in
   reinvestment of dividends
   and distributions:
  Initial Class                    18,658,428      12,327,924
  Service Class                       942,502         383,179
                                -----------------------------
                                   43,046,073     125,087,278
Cost of shares redeemed:
  Initial Class                  (133,600,382)   (125,547,914)
  Service Class                    (2,619,383)       (902,834)
                                -----------------------------
                                 (136,219,765)   (126,450,748)
                                -----------------------------
    Decrease in net assets
      derived from capital
      share transactions          (93,173,692)     (1,363,470)
                                -----------------------------
    Net increase (decrease) in
      net assets                  (46,252,844)     82,153,285

                                         2005            2004

NET ASSETS:
Beginning of year               $ 956,672,407   $ 874,519,122
                                -----------------------------
End of year                     $ 910,419,563   $ 956,672,407
                                =============================
Accumulated undistributed net
  investment income at end of
  year                          $   5,435,254   $      20,370
                                =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   71

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    INITIAL CLASS
                                ------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                  2005       2004       2003       2002        2001
Net asset value at beginning
  of period                     $  20.52   $  18.75   $  14.98   $  19.99   $    24.28
                                --------   --------   --------   --------   ----------
Net investment income               0.33(b)     0.28(c)     0.17(b)     0.16       0.14
Net realized and unrealized
  gain (loss) on investments        1.25       1.77       3.78      (5.01)       (4.29)
                                --------   --------   --------   --------   ----------
Total from investment
  operations                        1.58       2.05       3.95      (4.85)       (4.15)
                                --------   --------   --------   --------   ----------
Less dividends and
  distributions:
  From net investment income       (0.22)     (0.28)     (0.18)     (0.16)       (0.14)
  From net realized gain on
    investments                    (0.26)        --         --         --           --
                                --------   --------   --------   --------   ----------
Total dividends and
  distributions                    (0.48)     (0.28)     (0.18)     (0.16)       (0.14)
                                --------   --------   --------   --------   ----------
Net asset value at end of
  period                        $  21.62   $  20.52   $  18.75   $  14.98   $    19.99
                                ========   ========   ========   ========   ==========
Total investment return             7.70%(d)    10.90%    26.37%   (24.25%)     (17.09%)
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income             1.58%      1.44%(c)     1.05%     0.89%       0.66%
  Net expenses                      0.30%      0.53%      0.52%      0.51%        0.50%
  Expenses (before
    reimbursement)                  0.50%      0.53%      0.52%      0.51%        0.50%
Portfolio turnover rate               83%       151%        72%       120%          93%
Net assets at end of period
  (in 000's)                    $863,109   $923,660   $864,373   $731,686   $1,059,832

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

 72 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                SERVICE CLASS
----------------------------------------------
                                    JUNE 5,
                                    2003(A)
           YEAR ENDED               THROUGH
           DECEMBER 31            DECEMBER 31,
       2005          2004             2003
      $ 20.49       $ 18.74         $ 16.45
      -------       -------         -------
         0.28(b)       0.24(c)         0.07(b)
         1.23          1.75            2.38
      -------       -------         -------
         1.51          1.99            2.45
      -------       -------         -------
        (0.18)        (0.24)          (0.16)
        (0.26)           --              --
      -------       -------         -------
        (0.44)        (0.24)          (0.16)
      -------       -------         -------
      $ 21.56       $ 20.49         $ 18.74
      =======       =======         =======
         7.39%(d)     10.62%          14.93%(e)
         1.33%         1.19%(c)        0.80%+(f)
         0.55%         0.78%           0.77%+
         0.75%         0.78%           0.77%+
           83%          151%             72%
      $47,311       $33,013         $10,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com   73

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of nineteen Portfolios. These financial statements relate solely to the Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Common Stock Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares. The Bond and Common Stock Portfolios Service Class commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange ("the Exchange") (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Administrator to be representative of market values at the regular close of business of the Exchange. Investment companies are valued at the net asset value of the underlying Portfolio. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Investments in money market funds are valued daily at their NAV. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to: trading for a security has been halted or suspended; a security has been de-listed from a national exchange; or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net

 74   MainStay VP Series Fund, Inc.

assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) REPURCHASE AGREEMENTS. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The Fund's policy is that the underlying collateral is valued daily on a mark-to-market basis to evaluate whether the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) MORTGAGE DOLLAR ROLLS. Certain of the Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolios forego principal and interest on the securities. The Portfolios are compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(E) SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios. (See
Note 5)

(F) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once per year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(H) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, which are charged directly to the Service Class) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

(I) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(J) INDEMNIFICATIONS. In the normal course of business the Portfolios enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these

                                                    www.mainstayfunds.com     75
potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Portfolios.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Bond and Common Stock Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to Cash Management Portfolio, under a Sub-Advisory Agreement with NYLIM.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These services are provided to the Portfolios pursuant to separate Administration Agreements. Each of the Portfolios pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM, at an annual rate of 0.20% of the average daily net assets of each Portfolio.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                  ADVISER   ADMINISTRATOR
Bond Portfolio                      0.25%           0.20%
---------------------------------------------------------
Cash Management Portfolio(a)        0.25%           0.20%
---------------------------------------------------------
Common Stock Portfolio              0.25%           0.20%
---------------------------------------------------------

(a) On assets up to $500 million and 0.20% on assets in excess of $500 million.

Pursuant to the terms of the Subadvisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of Cash Management Portfolio of 0.25% on assets up to $500 million and 0.20% on assets in excess of $500 million.

(B) PAYMENTS FROM AFFILIATES. During 2005, NYLIM conducted a review of historical practices relating to expenses paid by the Fund, including printing and mailing costs for prospectuses and contract owner reports. As a result of that review, NYLIM and its affiliates, applied a new allocation methodology, with the approval of the Fund's Board of Directors, including its Independent Directors. The new allocation methodology was applied to shareholder communication expenses relating to portions of the printing and mailing costs for prospectuses and reports allocable to variable contracts and unaffiliated fund investment options available under the contracts going back to the year 1995 and resulted in a nonrecurring reimbursement, by NYLIM and its affiliates, to each Portfolio for the difference between the prospectus and report printing and mailing costs that each Portfolio would incur (under the new allocation methodology) and the amount that had been charged since 1995. The total nonrecurring reimbursements amount to the Fund was $11,695,790. The amount that was reimbursed to each Portfolio is as follows: Bond, $688,465; Cash Management, $605,403; Common Stock, $1,801,202. The reimbursement amounts by Portfolio are disclosed in the Statement of Operations as expenses reimbursed. These reimbursements impacted the expenses and/or net-investment income ratios included in the financial highlights for the Portfolios listed above and are contained in the performance tables and growth charts for each affected Portfolio in this report. NYLIM has also agreed to pay expenses of approximately $24,000 relating to the Board of Directors' review of this matter.

(C) DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(D) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(E) NON-INTERESTED DIRECTOR FEES. For the year ended December 31, 2005, Non-Interested Directors were paid an annual retainer of $35,000, $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation, and Nominating and Governance Committee meeting attended, plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Director received an additional retainer of $2,000 per month (July 1, 2005 through December 31, 2005), and the Audit Committee Chair receives an additional annual retainer of $12,000.

Effective January 1, 2006, the fee received for attending a Board meeting in person increased from $3,000 to $4,000 per meeting; the fee received for attending a Board

 76   MainStay VP Series Fund, Inc.

meeting via teleconference decreased from $3,000 to $2,000 and the retainer paid to the Lead Independent Director was revised to $12,000 annually. An annual retainer of $3,000 for each member of the Audit Committee was implemented.
The annual retainer for the Non-Interested Directors, as well as the Audit, Valuation and Nomination and Governance Committee Meeting attendance fees, and the additional retainer paid to the Audit Committee Chair will remain the same.
(F) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the year ended December 31, 2005 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio                                      $11,838
-----------------------------------------------------------
Cash Management Portfolio                             7,460
-----------------------------------------------------------
Common Stock Portfolio                               22,786
-----------------------------------------------------------

NOTE 4 -- FEDERAL INCOME TAX:

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) and paid-in capital arising from permanent differences; net assets at December 31, 2005 are not affected.

                               ACCUMULATED     ACCUMULATED
                             UNDISTRIBUTED   UNDISTRIBUTED   ADDITIONAL
                            NET INVESTMENT    NET REALIZED      PAID-IN
                             INCOME (LOSS)     GAIN (LOSS)      CAPITAL
Bond Portfolio                $2,061,083     $(2,061,083)      $  --
-----------------------------------------------------------------------
Common Stock Portfolio          (53,745)           53,746        (1)
-----------------------------------------------------------------------

The reclassifications for the Portfolios are primarily due to reclassifications of distributions, paydown gain (loss) and real estate investment trusts gain
(loss).

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                    2005                            2004
                        -----------------------------   -----------------------------
                            TAX-BASED       TAX-BASED       TAX-BASED       TAX-BASED
                        DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
                        FROM ORDINARY      FROM LONG-   FROM ORDINARY      FROM LONG-
                               INCOME      TERM GAINS          INCOME      TERM GAINS
Bond Portfolio           $14,962,664*       $  --        $21,786,414      $433,360
-------------------------------------------------------------------------------------
Cash Management
 Portfolio                 8,844,731*          --          2,966,632            --
-------------------------------------------------------------------------------------

* The tax-based distributions from ordinary income are not different between book and tax for 2005.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

                                      ACCUMULATED         OTHER          UNREALIZED         TOTAL
                         ORDINARY   CAPITAL GAINS     TEMPORARY        APPRECIATION   ACCUMULATED
                           INCOME        (LOSSES)   DIFFERENCES   (DEPRECIATION)(A)          GAIN
Bond Portfolio         $5,822,678    $(1,691,618)    $     --        $(3,422,795)     $   708,265
-------------------------------------------------------------------------------------------------
Cash Management
 Portfolio                 67,170          5,102      (67,170)                --            5,102
-------------------------------------------------------------------------------------------------
Common Stock
 Portfolio              5,435,254     21,885,369           --         66,584,332       93,904,955
-------------------------------------------------------------------------------------------------

(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, premium amortization, real estate investment trust and other basis adjustments.

At December 31, 2005, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Bond Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, the Bond Portfolio intends to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2005 as if they arose on January 1, 2006.

                                               CAPITAL LOSS              CAPITAL LOSS
                                                  AVAILABLE     AMOUNT       DEFERRED
                                                    THROUGH    (000'S)        (000'S)
Bond Portfolio                                         2013    $1,692
-------------------------------------------------------------------------------------
                                                               $1,692    $         --
-------------------------------------------------------------------------------------

The Common Stock Portfolio utilized $19,970,485 of capital loss carryforwards during the year ended December 31, 2005

NOTE 5 -- PORTFOLIO SECURITIES LOANED:

As of December 31, 2005, the following Portfolios had securities on loan and received collateral as follows:

                                                          MARKET
                                                        VALUE OF
                                                      SECURITIES           CASH
PORTFOLIO                                                ON LOAN     COLLATERAL

Bond                                                 43,064,561      43,996,695
-------------------------------------------------------------------------------
Common Stock                                         40,602,710      42,053,466
-------------------------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the securities lending procedures of the Portfolios. Securities purchased with collateral received are valued at amortized cost which approximates market value.

NOTE 6 -- LINE OF CREDIT:

Bond and Common Stock Portfolios, along with the other Portfolios of the Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unantici-

                                                    www.mainstayfunds.com     77
pated or excessive shareholders redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.07% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Prior to September 7, 2005, this annual rate was 0.075%. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2005.

NOTE 7 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter the SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

The MainStay Equity Index Fund is not a portfolio of the MainStay VP Series Fund, Inc.

 78   MainStay VP Series Fund, Inc.

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2005, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                        BOND                  COMMON STOCK
                                                                     PORTFOLIO                  PORTFOLIO
                                                              ------------------------    ---------------------
                                                              PURCHASES       SALES       PURCHASES     SALES
U.S. Government securities                                    $1,095,967    $1,010,656    $     --     $     --
---------------------------------------------------------------------------------------------------------------
All others                                                       269,979       292,001     756,299      867,251
---------------------------------------------------------------------------------------------------------------
Total                                                         $1,365,946    $1,302,657    $756,299     $867,251
---------------------------------------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the year ended December 31, 2005 and the year ended December, 31, 2004 were as follows:

                                    BOND PORTFOLIO                CASH MANAGEMENT PORTFOLIO
                        --------------------------------------   ----------------------------
                        INITIAL   SERVICE   INITIAL    SERVICE      INITIAL        INITIAL
                         CLASS     CLASS     CLASS      CLASS        CLASS          CLASS
                        --------------------------------------   ----------------------------
                           YEAR ENDED           YEAR ENDED        YEAR ENDED      YEAR ENDED
                          DECEMBER 31,         DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                              2005                 2004              2005            2004
Shares Sold                937     2,437      1,122     3,160       258,844         567,129
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            926       210      1,466       207         8,814           2,967
---------------------------------------------------------------------------------------------
                         1,863     2,647      2,588     3,367       267,658         570,096
---------------------------------------------------------------------------------------------
Share redeemed          (4,807)     (405)    (7,126)     (185)     (269,424)       (621,403)
---------------------------------------------------------------------------------------------
Net increase
  (decrease)            (2,944)    2,242     (4,538)    3,182        (1,766)        (51,307)
---------------------------------------------------------------------------------------------


                               COMMON STOCK PORTFOLIO
                        -------------------------------------
                        INITIAL   SERVICE   INITIAL   SERVICE
                         CLASS     CLASS     CLASS     CLASS
                        -------------------------------------
                           YEAR ENDED          YEAR ENDED
                          DECEMBER 31,        DECEMBER 31,
                              2005                2004
Shares Sold                464      666      4,875     1,098
---------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            859       44        600        19
---------------------------------------------------------------------
                         1,323      710      5,475     1,117
---------------------------------------------------------------------
Share redeemed          (6,424)    (127)    (6,554)      (48)
---------------------------------------------------------------------
Net increase
  (decrease)            (5,101)     583     (1,079)    1,069
---------------------------------------------------------------------

NOTE 10 -- CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligation under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                                    www.mainstayfunds.com     79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Cash Management Portfolio and Common Stock Portfolio (three of the portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 22, 2006

 80   MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Portfolios are required to file with the SEC its proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE (UNAUDITED)

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     81

DIRECTORS AND OFFICERS (UNAUDITED)

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
        GARY E.           Chairman and Chief     Chief Executive Officer, Chairman, and             58           None
        WENDLANDT         Executive Officer      Manager, New York Life Investment
        10/8/50           since 2002 and         Management LLC (including predecessor
                          Director since 2001    advisory organizations) and New York
                                                 Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chief Executive Officer, Eclipse Funds
                                                 (3 portfolios); Eclipse Funds Inc. (15
                                                 portfolios); Chairman, Trustee and Chief
                                                 Executive Officer, The MainStay Funds
                                                 (19 portfolios). Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
        ANNE F. POLLACK   President since 1990   Senior Vice President and Chief                    21           Director. Andrew
        11/7/55           and Director since     Investment Officer, New York Life                               Corporation
                          1989                   Insurance Company; Senior Vice                                  (February 2005
                                                 President, Chief Investment Officer, and                        to Present).
                                                 Manager, NYLIFE LLC; Senior Vice                                Community
                                                 President and Director, New York Life                           Preservation
                                                 Insurance and Annuity Corporation and                           Corporation (Not
                                                 NYLIFE Insurance Company of Arizona;                            for Profit)
                                                 Senior Vice President, Chief Investment                         since 2002; Coro
                                                 Officer, and Manager, New York Life                             New York
                                                 International, LLC; Director, NYLIFE                            Leadership
                                                 Securities Inc.                                                 Center (Not for
                                                                                                                 Profit) since
                                                                                                                 December 2004
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT D. ROCK    Vice President since   Senior Vice President, New York Life               21           None
        12/16/54          1985 and Director      Insurance Company; Senior Vice
                          since 1984             President, Chief Investment Officer and
                                                 Director, New York Life Insurance and
                                                 Annuity Corporation and NYLIFE Insurance
                                                 Company of Arizona; Senior Vice
                                                 President, NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Directors are considered to be interested persons of the Company within the meaning of the Investment Company Act of 1940 because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years."

 82   MainStay VP Series Fund, Inc.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        JILL FEINBERG     Director since 1995    President, Jill Feinberg & Company, Inc.           21           Director, New
        4/14/54                                  (special events and meeting planning                            York Life
                                                 firm).                                                          Settlement
                                                                                                                 Corporation
        -------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Director since 1983    Retired. Treasurer and Executive                   21           None
        12/1/20                                  Officer, National Gallery of Art (1985
                                                 to 1995).
        -------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Director since 1994    V. Duane Rath Professor of Accounting,             21           None
        5/22/40                                  Graduate School of Business, University
                                                 of Chicago; President, Roman L. Weil
                                                 Associates, Inc. (consulting firm).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Director since 1997;   Retired. Managing Director of Salomon              21           None
        JR.               Lead Independent       Brothers, Inc. (1981 to 1995).
        10/22/41          Director since July
                          2005
        -------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST FIVE YEARS                    OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC;
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, The
                                                 MainStay Funds, Eclipse Funds, and
                                                 Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        ARPHIELA          Acting Treasurer and   Acting Treasurer and Principal Financial           64           None
        ARIZMENDI         Principal Financial    and Accounting Officer, The MainStay
        10/26/56          and Accounting         Funds, Eclipse Funds, Eclipse Funds
                          Officer since 2005.    Inc., and McMorgan Funds (since December
                                                 2005); Director and Manager of Fund
                                                 Accounting and Administration, New York
                                                 Life Investment Management LLC (since
                                                 March 2003); Assistant Treasurer,
                                                 MainStay VP Series Fund, The MainStay
                                                 Funds, Eclipse Funds, Eclipse Funds
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        -------------------------------------------------------------------------------------------------------------------------
        MICHAEL G. GALLO  Executive Vice         Senior Vice President, New York Life               21           None
        1/1/55            President since        Insurance Company.
                          February 2005
        -------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, Eclipse
                                                 Funds, Eclipse Funds Inc., and The
                                                 MainStay Funds (since June 2005).
        -------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     83

                                                                                              NUMBER OF
                          POSITION(S) HELD WITH                                               PORTFOLIOS           OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY OFFICER  HELD BY OFFICER
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ALISON H.         Vice President--       Managing Director and Chief Compliance               58           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 2004         Management LLC (June 2003); Vice
                                                 President--Compliance, The MainStay Funds,
                                                 Eclipse Funds, and Eclipse Funds Inc.;
                                                 Senior Managing Director--Compliance,
                                                 NYLIFE Distributors; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August 2002)
        --------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since        Managing Director and Associate General              58           None
        MORRISON          September 2004         Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Secretary, The MainStay Funds, Eclipse
                                                 Funds and Eclipse Funds Inc.; Managing
                                                 Director and Secretary, NYLIFE Distributors
                                                 LLC; Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance              58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc., and NYLIFE
                                                 Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Vice
                                                 President--Tax, Eclipse Funds, Eclipse
                                                 Funds Inc., and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

 84   MainStay VP Series Fund, Inc.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

At the meeting held on December 1-2, 2005, the Board also considered the renewal of the Fund's investment advisory and subadvisory agreements (collectively, the "Agreements") with respect to each of the Fund's twenty-one portfolios (each, a "Portfolio" and collectively the "Portfolios"). In preparing for the meeting, the Board had requested and received information from New York Life Investment Management LLC (the "Adviser") and from MacKay Shields LLC ("MacKay" or the "Subadviser") to assist them in this process. The Board received information about the Adviser and Subadvisor, as well as information about distribution and administrative arrangements for the Fund. Prior to the meeting, the Board also met with representatives from Morningstar Associates, LLC ("Morningstar") and received reports prepared independently by Morningstar showing comparative fee and performance information of the Portfolios relative to peer groups as determined objectively by Morningstar and ratings within the relevant peer group and category. The Independent Trustees met in executive session prior to the meeting to discuss and evaluate the information that had been provided. Throughout this process, the Independent Directors were advised by independent legal counsel. In reaching their decisions to approve the Agreements, the Independent Directors, and the Board as a whole, considered the following factors, among others, and reached the conclusions described below.

The Board examined the nature, extent and quality of the services that the Adviser provides to the Fund. The Board received a description of the advisory and other services provided to the Fund by the Adviser. The Board considered that the Adviser was responsible for the investment management and related administrative services provided to each Portfolio of the Fund, which included the purchase, retention and disposition of securities in accordance with the investment objectives, policies and restrictions of each Portfolio. The Board also noted that the Adviser monitors and evaluates the Subadvisor's investment programs and results via its Investment Committee and Investment Consulting Group. The Board observed that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments, including maintaining its own and the Fund's expanded compliance programs. The Board also considered the Adviser's experience in providing investment advisory services to mutual funds, separate accounts, commingled funds and collective trusts and the fact that the Adviser (and its affiliates) managed approximately $196 billion in assets as of September 30, 2005. The Board considered the qualifications, background and responsibilities of the Adviser's personnel responsible for services pursuant to the investment advisory agreement. Based upon this and other information, the Board determined that the Adviser had the experience, resources and personnel to perform its obligations under the investment advisory agreements.

The Board also examined the nature, extent and quality of the services that the Subadvisor provided to the Cash Management Portfolio (the "Subadvised Fund"). The Board considered the expertise and experience of the portfolio managers and research staff, and each firm's investment style and process. The Board also considered the level of assistance and diligence provided by each Subadvisor with respect to marketing support, compliance and other matters. Based on these considerations, the Board concluded that each of the Subadvised Funds benefited from the nature, extent and quality of these services as a result of the Subadvisor's experience, personnel, operations and resources.

The Board considered the costs of the services to be provided and the profits to be realized by the Adviser (and its affiliates) and the Subadvisor from their relationships with the Fund. The Board reviewed confidential information relating to the Adviser's profitability and financial condition. The Board also evaluated how profit margins could affect the Adviser's ability to recruit and retain qualified investment personnel. The Board noted that payments to the Subadvisor for their services were made by the Adviser and not by the Portfolios. The Board also noted that the profit margin for the twelve months ended September 30, 2005 for New York Life Investment Management Holdings LLC for activities related to the Fund was approximately five percentage points higher than the prior year's margin. The Board also noted that total revenues and expenses of the Fund had increased from the prior year. The Board discussed the profitability of the Adviser against other investment advisers. The Board then discussed the profitability of each of the Fund's Portfolios on an individual basis. The Board noted that all of the Portfolios were profitable. Based upon these and other considerations, the Board determined that the profit margins realized by the Adviser for activities related to the Fund were within an acceptable range and were reasonable given the nature, extent and quality of the services provided to the Fund.

The Board considered whether there would be a potential for the realization of economies of scale and concluded that any potential economies of scale were being shared between shareholders and the Adviser in an appropriate manner. The Board noted that a number of the Portfolios were older and as a result, their management fees were set at a low rate compared to their respective peer group. The Board noted that the Cash Management Portfolio had breakpoints in its fees schedule and would realize economies of scale as the respective Portfolios grew. The Board then evaluated whether implementing breakpoints in the fee schedules of the Portfolio which had historically low management fees would be beneficial and noted that investors already benefited from low management fees and any further reduction would impact the Adviser's ability to be competitive. The Board noted that while many of the Portfolios' management fees did not contain breakpoints, they were still below the peer median at twice the asset level. The Board then discussed whether the Adviser should consider raising its management fees of the Portfolios where its fee were considerably lower than its peers. The Board considered the relative advantages and disadvantages of a management fee with breakpoints

                                                    www.mainstayfunds.com     85
versus a flat management fee accompanied by management fee waivers and/or expense reimbursements and concluded that the fee arrangements for the Fund were appropriate given the expected size and structure of the Portfolios.

In addition, the Board also considered the following factors for each Portfolio:

BOND PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three-and five-year periods ended September 30, 2005. The Board noted that the Portfolio was consistently ranked in the second or third quartiles for the one-, three- and five-year periods versus the Morningstar Category. The Board also considered that the Portfolio had outperformed its benchmark, the Lehman Aggregate Bond Index, for the one-, three- and five-year periods. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was in the top quartile relative to its Morningstar Peer Group. The Board also considered that the Portfolio's total net expenses were below the Morningstar Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

CASH MANAGEMENT PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three-and five-year periods ended September 30, 2005. The Board noted that the Portfolio had consistently ranked in the second quartile for the one-, three- and five-year periods versus the Morningstar Category. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the Portfolio's gross and net management fees were at or below the Morningstar Peer Group median while the total net expenses were slightly above the median. The Board added that with the adjustment due to the reallocation of shareholder communication expenses, the total net expenses would be reduced to a level at or near the Morningstar Peer Group median. The Board also considered that the Portfolio had a break point in its fee schedule and investors would benefit from economies of scale once the Portfolio's assets exceed $500 million. Based on these considerations, the Board concluded that the management fee was reasonable.

COMMON STOCK PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board noted that performance appeared to be below the average of its Morningstar Category for the three- and five-year periods. The Board also noted that the Adviser replaced the portfolio manager in April 2004 in response to the Portfolio's poor long-term performance. The Board then considered that the Portfolio's relative performance had improved since the portfolio manager change and that the Portfolio was in the second quartile for the one-year period. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was in the top quartile relative to its Peer Group. The Board also considered that the Portfolio's total net expenses were below the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

 86   MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS*

GARY E. WENDLANDT
Chairman, Chief Executive Officer and Director

ANNE F. POLLACK
President and Director

JILL FEINBERG
Director

DANIEL HERRICK
Director

ROBERT D. ROCK
Director and Vice President

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

ROBERT A. ANSELMI
Chief Legal Officer

ARPHIELA ARIZMENDI
Acting Treasurer and Principal Financial and Accounting Officer

MICHAEL G. GALLO
Executive Vice President

SCOTT T. HARRINGTON
Vice President--Administration

ALISON H. MICUCCI
Vice President--Compliance

MARGUERITE E. H. MORRISON
Secretary

RICHARD W. ZUCCARO
Vice President--Tax

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Some Portfolios may not be available in all products.
 * As of December 31, 2005.
** An affiliate of New York Life Investment Management LLC.

SUBADVISORS

MACKAY SHIELDS LLC**

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIAN

INVESTORS BANK & TRUST COMPANY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP

                                                    www.mainstayfunds.com     87

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